UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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GOOD TIMES RESTAURANTS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GOOD TIMES RESTAURANTS INC.

601 Corporate Circle

Golden, Colorado 80401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 14, 2012

To the Stockholders of Good Times Restaurants Inc.:

The Annual Meeting of the Stockholders (the "Annual Meeting") of Good Times Restaurants Inc., a Nevada corporation (the "Company"), will be held at our corporate offices, which are located at 601 Corporate Circle, Golden, Colorado 80401 on September 14, 2012 at 9:00 a.m. local time.  The purposes of the Annual Meeting are:

1.	To elect seven directors of the Company to serve for the next year;
2.

To consider and approve a $2,000,001.48 equity investment in the Company through the issuance of 473,934 shares (the "Shares") of newly designated "Series C Convertible Preferred Stock" of the Company, which shall be convertible into the Company's common stock at a ratio of two shares of common stock for each share of Series C Convertible Preferred Stock, to Small Island Investments Limited, a Bermuda corporation (the "Investor"), referred to herein as the "Investment Transaction";

3.

To consider and approve an amendment to the Company's 2008 Omnibus Equity Incentive Compensation Plan to increase the number of shares of the Company's common stock available for issuance thereunder from 184,022 shares to a total of 500,000 shares, referred to herein as the "2008 Plan Amendment"; and

4.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The accompanying proxy statement (the "Proxy Statement") contains additional information about the Annual Meeting.  Only stockholders of record at the close of business on the record date of August 9, 2012 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.  The Proxy Statement is being mailed to stockholders entitled to vote at the Annual Meeting on or about August 13, 2012.

All stockholders are cordially invited to attend the Annual Meeting.  If you do not plan to attend the meeting, please sign, date, and promptly return the enclosed proxy card.  A business reply envelope is enclosed for your convenience.  The delivery of a proxy will not affect your right to vote in person if you attend the Annual Meeting.  Your vote is important.

Sincerely,

/Susan M. Knutson/

Susan M. Knutson

Secretary and Controller

August 10, 2012

TABLE OF CONTENTS

GENERAL INFORMATION	1
PROPOSAL #1 - ELECTION OF DIRECTORS	4
CORPORATE GOVERNANCE	8
AUDIT COMMITTEE REPORT	12
INDEPENDENT AUDITOR INFORMATION	12
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14
EXECUTIVE COMPENSATION	16
PROPOSAL #2 - APPROVAL OF THE INVESTMENT TRANSACTION	19
PROPOSAL #3 - APPROVAL OF THE 2008 PLAN AMENDMENT	25
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	31
STOCKHOLDER NOMINATIONS AND OTHER PROPOSALS	31
OTHER MATTERS	31
WHERE YOU CAN FIND MORE INFORMATION	31
INCORPORATION OF DOCUMENTS BY REFERENCE	32

ANNEX A - SECURITIES PURCHASE AGREEMENT, DATED JUNE 13, 2012, BETWEEN THE COMPANY AND THE INVESTOR
ANNEX B - PROPOSED AMENDMENT TO 2008 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN

GOOD TIMES RESTAURANTS INC.

601 Corporate Circle

Golden, Colorado 80401

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 14, 2012

This Proxy Statement relates to the Annual Meeting of Stockholders (the "Annual Meeting") of Good Times Restaurants Inc., a Nevada corporation (the "Company").  The Annual Meeting will be held on Friday, September 14, 2012, at 9:00 a.m. local time, at our corporate offices, which are located at 601 Corporate Circle, Golden, Colorado 80401, or at such other time and place to which the Annual Meeting may be adjourned or postponed.  The enclosed proxy is solicited by our Board of Directors (the "Board").  The proxy materials relating to the Annual Meeting are first being mailed to stockholders entitled to vote at the meeting on or about August 13, 2012.

The terms "we," "us," and "our" in this Proxy Statement refer to the Company.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on September 14, 2012:  This Proxy Statement is also available at our website at www.goodtimesburgers.com.

GENERAL INFORMATION

What is the purpose of the Annual Meeting?

At the Annual Meeting, the stockholders will act upon the matters outlined in the accompanying Notice of Annual Meeting and this Proxy Statement, including:

1.	The election of seven directors of the Company;
2.

The approval of a $2,000,001.48 equity investment in the Company through the issuance of 473,934 shares (the "Shares") of the Company's preferred stock, par value $0.001 per share ("Preferred Stock"), to be designated as "Series C Convertible Preferred Stock" and which shall be convertible into shares of the Company's common stock, par value $0.001 per share ("Common Stock"), at a ratio of two shares of Common Stock for each share of Series C Convertible Preferred Stock, to Small Island Investments Limited, a Bermuda corporation (the "Investor"), referred to herein as the "Investment Transaction"; and

3.

The approval of an amendment to the Company's 2008 Omnibus Equity Incentive Compensation Plan to increase the number of shares of Common Stock issuable thereunder from 184,022 shares to a total of 500,000 shares, referred to herein as the "2008 Plan Amendment".

Who is entitled to attend and vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date of August 9, 2012, or their duly appointed proxies, are entitled to receive notice of the Annual Meeting, attend the meeting, and vote their shares at the Annual Meeting or any adjournment or postponement thereof.  At the close of business on August 9, 2012, there were 2,726,214 shares of our Common Stock outstanding.  Each outstanding share of our Common Stock is entitled to one vote.  Our Bylaws do not allow holders to accumulate votes in the election of directors.

How do I vote?

You may vote on matters to come before the Annual Meeting in two ways: (i) you can attend the Annual Meeting and cast your vote in person, or (ii) you can vote by completing, signing, and dating the enclosed proxy card and returning it to us in the enclosed business reply envelope or via facsimile to Boyd E. Hoback, our President and Chief Executive Officer, at (303) 273-0177.  If you return the proxy card, you will authorize the individuals named on the proxy card, referred to as proxy holders, to vote your shares according to your instructions or, if you provide no instructions, according to the recommendations of our Board.  If your shares are held by a broker in "street name," you will receive a voting instruction form from your broker or the broker's agent asking you how your shares should be voted.

What if I vote and then change my mind?

You may revoke a proxy at any time before the vote is taken at the Annual Meeting by either (i) filing with our corporate secretary a written notice of revocation, (ii) sending in another duly executed proxy bearing a later date, or (iii) attending the meeting and casting your vote in person.  Your last vote will be the vote that is counted.

How can I get more information about attending the Annual Meeting and voting in person?

The Annual Meeting will be held on Friday, September 14, 2012, at 9:00 a.m., local time, at the Company's corporate offices, which are located at 601 Corporate Circle, Golden, Colorado 80401, or at such other time and place to which the Annual Meeting may be adjourned or postponed.  For additional details about the Annual Meeting, including directions to the meeting site and information about how you may vote in person if you so desire, please call or email Boyd E. Hoback, our President and Chief Executive Officer, at (303) 384-1400 or at bhoback@gtrestaurants.com.

What are the Board's recommendations?

Unless you give other instructions on your proxy card, the persons named on the proxy card will vote in accordance with the recommendations of our Board, which are described in this Proxy Statement.  Our Board recommends a vote FOR each of the proposals described in the accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our Board or, if no recommendation is given, in their own discretion.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of our Common Stock on the record date will constitute a quorum at the Annual Meeting, permitting us to conduct our business at the Annual Meeting.  Proxies received but marked as abstentions and broker non-votes (defined below) will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining whether a quorum is present.  If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

What vote is required to approve each proposal?

Vote Required.  Approval of each proposal to be considered and voted upon at the Annual Meeting will require the affirmative vote of a majority of the votes cast by the holders of our Common Stock present in person or represented by proxy at the Annual Meeting (assuming we have a quorum as described above).  In addition, in order for the Investor to be obligated to close the Investment Transaction, among other conditions that must be satisfied, the Investment Transaction must be approved by a majority of the votes cast by the holders of our Common Stock other than the Investor and its affiliates.  A properly executed proxy marked "ABSTAIN" with respect to a proposal will not be voted for that proposal but will be counted for purposes of whether there is a quorum at the meeting.  Abstentions will result in the respective proposal receiving fewer votes.

Effect of Broker Non-Votes.  If your shares are held by your broker in "street name," you will receive a voting instruction form from your broker or the broker's agent asking you how your shares should be voted.  Please complete the form and return it in the envelope provided by the broker or agent.  No postage is necessary if mailed in the United States.  If you do not instruct your broker how to vote, your broker may vote your shares at its discretion or, on some matters, may not be permitted to exercise voting discretion.  Votes that could have been cast on the matter in question if the brokers have received their customers' instructions, and as to which the broker has notified us on a proxy form in accordance with industry practice or has otherwise advised us that it lacks voting authority, are referred to as "broker non-votes."  Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted as a vote cast in determining the number of shares necessary for approval of those matters.  Shares represented by such broker non-votes, however, will be counted in determining whether there is a quorum.  Accordingly, broker non-votes will result in the respective proposal receiving fewer votes.

Can I dissent or exercise rights of appraisal?

Neither Nevada law nor our Articles of Incorporation or Bylaws provide our stockholders with dissenters' or appraisal rights in connection with the proposals to be voted on at the Annual Meeting.  If the proposals are approved at the Annual Meeting, stockholders voting against such proposals will not be entitled to seek appraisal for their shares.

Who pays for this proxy solicitation?

The Company will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional solicitation materials furnished to the stockholders.  In addition to solicitation by mail, proxies may be solicited by our directors, officers, and regular employees by telephone or personal interview.  These individuals will not receive any compensation for their services other than their regular salaries.  Arrangements will also be made with brokerage houses and other custodians and fiduciaries to forward solicitation materials to the beneficial owners of the shares held on the record date, and we may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing.

PROPOSAL #1 - ELECTION OF DIRECTORS

Pursuant to our Bylaws, the size of our Board has been set at seven directors.  All of our directors are elected annually to serve a one-year term expiring at the next annual meeting of stockholders.  The seven nominees for election at the Annual Meeting, listed below, are currently serving as directors of the Company.  Each nominee has consented to be named in this Proxy Statement and to serve as a director if elected.  However, if any nominee is unable to serve or for good cause will not serve as a director, each of the persons named in the proxy intend to vote in his or her discretion for a substitute who will be designated by our Board.

Director Nominees

The following table sets forth certain information about the Company's seven director nominees.

Name	Age	Director Since	Other Positions Held with the Company	Employment and Business Experience
Geoffrey R. Bailey	60	1996	Member of the Compensation Committee

Mr. Bailey is a director of The Erie County Investment Co., which owns 99% of The Bailey Company.  The principal business of The Bailey Company is owning and operating 51 Arby's restaurants as a franchisee, and The Bailey Company has also been a franchisee and joint venture partner of the Company since 1987.  Mr. Bailey joined The Erie County Investment Co. in 1979.  Mr. Bailey is a graduate of the University of Denver with a Bachelor's degree in Business Administration.

Mr. Bailey was selected to serve on our Board in light of his substantial experience within the restaurant industry and his broad knowledge concerning corporate governance and management.

Neil Calvert	61	2012[1]	Chairman of the Audit Committee

Mr. Calvert currently serves as an advisor to Lease Corporation International, a London-based helicopter leasing company (2011-present).  Previously, Mr. Calvert held various executive positions in the CHC Group, and a subsidiary, Heli One, where he was responsible for flight operations and maintenance (1998-2011).  As President of Heli One (2005-2011), he had direct oversight of a Chief Financial Officer, responsibility for preparation & accuracy of financial statements, communication with the company's auditors on all significant accounting policies and review of financials with the board.  Additionally, he built the company into a $400 million business with over 1,000 employees around the world.  He also served as Managing Director of the British operations for CHC UK (1999-2003).

Mr. Calvert was selected to serve on our Board in light of his various executive positions with major companies and his experience overseeing and assessing those companies' performance.

David L. Dobbin	51	2010	Chairman of the Board

Mr. Dobbin serves as Chairman of the Board of Small Island Investments Limited (2010-present).  In addition, he serves as Chairman of the Board of Welaptega Marine Ltd. (2008-present), a leading supplier of offshore mooring inspection systems.  Prior to March 2012, he also served as Chairman of the Boards of Terra Nova Pub Groups Ltd., and its subsidiaries and affiliates, including Elephant & Castle Group, Inc. (2007-2012).

Previously, Mr. Dobbin served in several capacities with CHC Helicopter Corporation, the world's leading offshore helicopter services provider, and led Canadian Ocean Resource Associates Inc., a consulting firm specializing in international best practice reviews in various sectors, third world institutional support, and public/private partnerships.  Mr. Dobbin holds a Bachelor of Commerce degree from Memorial University of Newfoundland.

Mr. Dobbin was selected to serve on our Board in light of his substantial experience in the restaurant industry and his experience as an investor in the transportation, service, real estate, and hospitality sectors.

Gary J. Heller	45	2010	Principal of Heathcote Capital, LLC, financial advisor to the Company; Prior Member of the Audit Committee (2010-2012); Prior Chairman of the Compensation Committee (2010-2012)[2]

Mr. Heller is the principal of Heathcote Capital, LLC, a financial and strategic advisory services company.  Prior to March 2012, he served as Secretary and a Director of Elephant & Castle Group Inc. (2007-2012), Secretary and a Manager of Massachusetts Pub Group LLC (2008-2012), and Executive Vice President of Terra Nova Pub Group Ltd. (2009-2012).  Prior to entering the restaurant industry in 2007, Mr. Heller spent 16 years as an investment banker, including serving as a Managing Director of FTI Capital Advisors, LLC (2002-2006) and a Director of Andersen Corporate Finance LLC (1999-2002).  Mr. Heller holds a BA in Economics from the University of Pennsylvania and an MBA in Finance from New York University.

Mr. Heller was selected to serve on our Board in light of his substantial experience in the restaurant industry and his experience as a financial advisor and an investment banker.

Boyd E. Hoback	57	1992	President and Chief Executive Officer

Mr. Hoback has served as our President and Chief Executive Officer since December 1992 and has been in the restaurant business since the age of 16.  Mr. Hoback has been a vital part of the development of the Company to a 46-restaurant chain and has been involved in developing and managing all areas of the Company.  Mr. Hoback is an honors graduate of the University of Colorado in Finance.

Mr. Hoback was selected to serve on our Board in light of his in-depth understanding of our business and the restaurant industry and his position as our President and Chief Executive Officer.

Eric W. Reinhard	54	2005	Member of the Audit and Compensation Committees; Prior Chairman of the Board (2005-2010)

Mr. Reinhard serves as President of the Pepsi Cola Bottler's Association, a beverage association management and consulting association (2006-present).  Prior to June 2004 he was the General Manager for the Pepsi Bottling Group's Great West Business Unit.  While in this role, Mr. Reinhard was also a member of the Pepsi Bottling Group's Chairman's Operating Council, a member of the Food Service Strategic Planning Committee, and a member of The Dr. Pepper Bottler Marketing Committee.  Mr. Reinhard joined Pepsi Cola in 1984 after four years with The Proctor & Gamble Distributing Company.  Since 1984 he has held several field and headquarters positions including Vice President/General Manager Pepsi-Lipton Tea partnership (JV), General Manager Mid-Atlantic business Unit, Area Vice President Retail Channels, Vice President On-Premise Operations and Area Vice President of Franchise Operations.  Mr. Reinhard holds a BA from Michigan State University and has completed the Executive Business Program at the University of Michigan.

Mr. Reinhard was selected to serve on our Board in light of his substantial experience within the beverage industry and his broad knowledge concerning corporate governance and management.

Alan A. Teran	67	2012[3]	Member of the Audit Committee; Chairman of the Compensation Committee

Mr. Teran is currently a principal in multiple private restaurants.  He previously served on our Board from 1994 to 2010.  Mr. Teran also served as a Director of Morton's Restaurant Group, Inc. from 1994 until February 2012.  He served as president of the Cork & Cleaver restaurant chain from 1975 to 1981 and served as a Director for Boulder Valley National Bank and Charlie Brown's Restaurants.  He was one of the first franchisees of Le Peep Restaurants.  Mr. Teran graduated from the University of Akron in 1968 with a degree in business.  Mr. Teran was selected to serve on our Board in light of his substantial experience within the restaurant industry, his experience as an investor in multiple private restaurants, and his prior service on our Board.

1 Mr. Calvert was elected as a director on July 3, 2012 to fill the vacancy created by the resignation of Keith A. Radford effective June 30, 2012.  On the same date, Mr. Calvert was appointed as chairman of the Audit Committee, to succeed Mr. Radford in such capacity.

2 Mr. Heller resigned as a member of the Audit Committee and as chairman of the Compensation Committee effective April 6, 2012, upon the Company's engagement of Heathcote Capital, LLC, a company of which Mr. Heller is the principal, as its financial advisor.

3 Mr. Teran was elected as a director effective April 10, 2012 to fill the vacancy created by the resignation of John F. Morgan on August 10, 2011.  On the same date, Mr. Teran was appointed as a member of the Audit Committee and as the chairman of the Compensation Committee, to succeed Mr. Heller in both capacities.  Mr. Teran also served on our Board from 1994 to 2010.

As set forth above, prior to March 2012, Messrs. Dobbin and Heller each served as a director and executive officer of Elephant & Castle Group Inc.  On June 28, 2011, Elephant & Castle Group, Inc. and related subsidiaries (collectively, the "Elephant & Castle Group") filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code.  The Elephant & Castle Group subsequently sold all of its assets in a sale under the bankruptcy proceedings.

There are no family relationships among the directors.  As discussed below, under the heading "Director Independence", the Board has determined that of the current directors Messrs. Bailey, Calvert, Reinhard, and Teran are independent directors under the NASDAQ listing standards.

Geoffrey R. Bailey was originally elected to the Board pursuant to contractual board representation rights granted to The Bailey Company in connection with its investment in shares of our Series A Convertible Preferred Stock in 1996.  Mr. Bailey has continued to serve on the Board pursuant to contractual board representation rights held by The Bailey Company and its affiliates ("The Bailey Group") in connection with our Series B Convertible Preferred Stock financing in February 2005 and the subsequent modification of those contractual rights in connection with the closing of our initial investment transaction with the Investor in December 2010, whereby The Bailey Group is entitled to designate one individual for election to our Board.

Eric W. Reinhard was originally elected to the Board pursuant to contractual board representation rights granted to certain investors in connection with our Series B Convertible Preferred Stock financing in February 2005 and the subsequent modification of those contractual rights in connection with the closing of our initial investment transaction with the Investor in December 2010, whereby Mr. Reinhard and his affiliates are entitled to designate one individual for election to our Board.

Messrs. Calvert, Dobbin, Heller, and Teran were originally elected to the Board pursuant to the director designation rights granted to the Investor under the Securities Purchase Agreement dated October 29, 2010 between the Company and the Investor (the "Prior Purchase Agreement").  The Prior Purchase Agreement provides that, for so long as the Investor continues to own at least 50% of our outstanding capital stock, (i) our Board shall not consist of more than seven directors, and (ii) the Investor shall have the right to designate four individuals for election to our Board.  In connection with the Investment Transaction, the Securities Purchase Agreement entered into by the Company and the Investor on June 13, 2012 reconfirms and continues the Investor's director designation rights as provided by the Prior Purchase Agreement.  Pursuant to both the Prior Purchase Agreement and the Securities Purchase Agreement entered into in connection with the Investment Transaction, the Investor has also agreed to vote its shares in any election of directors for one individual designated by The Bailey Group and one individual designated by Mr. Reinhard and his affiliates, in addition to the Investor's four director designees.

Vote Required for Approval

Approval of Proposal #1 - the election of seven directors - will require the affirmative vote of a majority of the votes cast by the holders of our Common Stock present in person or represented by proxy at the meeting and entitled to vote on the matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE COMPANY'S SEVEN DIRECTOR NOMINEES LISTED ON THE ENCLOSED PROXY CARD.

CORPORATE GOVERNANCE

Director Independence

The Company's Common Stock is listed on the NASDAQ Capital Market under the trading symbol "GTIM".  NASDAQ listing rules require that a majority of the Company's directors be "independent directors" as defined by NASDAQ corporate governance standards.

The Board has determined that of the current directors Messrs. Bailey, Calvert, Reinhard, and Teran are independent directors under the NASDAQ listing standards, while Messrs. Dobbin, Heller, and Hoback are not independent under such standards.  The Board has also determined that each of the three current members of the Audit Committee is "independent" for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934 under the rules of the Securities and Exchange Commission ("SEC") promulgated thereunder.  In addition, the Board previously determined that Mr. Radford qualified as an independent director under both the NASDAQ listing standards and SEC rules until his resignation from the Board effective June 30, 2012, and that Mr. Heller qualified as an independent director under both the NASDAQ listing standards and SEC rules prior to the Company's engagement of Heathcote Capital, LLC as a financial advisor on April 6, 2012.

Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination from time to time based on the position and direction of the Company and the membership of the Board.  However, the Board has determined that separating these roles is in the best interests of the Company's stockholders at this time.  The Board believes that this structure permits the Chief Executive Officer to focus on the management of the Company's day-to-day operations.

Risk Oversight

Material risks are identified and prioritized by the Company's management and reported to the Board for oversight.  The Board as a whole administers the Board's risk oversight function.  The Board regularly reviews information regarding the Company's credit, liquidity, and operations, as well as the risks associated with each.  In addition, the Board continually works, with the input of the Company's executive officers, to assess and analyze the most likely areas of future risk for the Company.

Code of Ethics

The Company has adopted a Code of Business Conduct which applies to all directors, officers, employees, and franchisees of the Company.  The Code of Business Conduct was filed as an exhibit to the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003.  The Code of Business Conduct is also available on the Company's website at www.goodtimesburgers.com.

Board Committees

The standing committees of the Board are the Audit Committee, which is currently comprised of Messrs. Calvert (Chairman), Reinhard, and Teran, and the Compensation Committee, which is currently comprised of Messrs. Bailey, Reinhard, and Teran (Chairman).  As discussed under the heading "Nominee Selection Process" below, there is no standing nominating committee of the Board and instead the Board as a whole acts as the nominating committee for the selection of nominees for election as directors.

Prior to his resignation from the Board effective June 30, 2012, Keith Radford served as chairman of the Audit Committee.  Prior to April 6, 2012, Gary Heller served as a member of the Audit Committee and as chairman of the Compensation Committee.  Mr. Heller resigned from those positions (but not from our Board) on April 6, 2012 in connection with the Company's engagement of Heathcote Capital, LLC as a financial advisor.

Audit Committee

The Audit Committee currently consists of Messrs. Calvert (Chairman), Reinhard, and Teran.  The Board has determined that all of the members of the Audit Committee are "independent," as defined by the NASDAQ listing standards and by applicable SEC rules.  In addition, the Board has determined that Mr. Calvert is an audit committee financial expert, as that term is defined by the SEC rules, by virtue of having the following attributes through relevant experience: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves; (iii) experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv)  an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.  Prior to his resignation from the Board effective June 30, 2012, Keith Radford served as our audit committee financial expert.

The function of the Audit Committee relates to oversight of the auditors, the auditing, accounting, and financial reporting processes, and the review of the Company's financial reports and information.  In addition, the functions of this Committee have included, among other things, recommending to the Board the engagement or discharge of independent auditors, discussing with the auditors their review of the Company's quarterly results and the results of their audit, and reviewing the Company's internal accounting controls.  The Audit Committee operates pursuant to a written Charter adopted by the Board.  A current copy of the Audit Committee Charter is available on our website at www.goodtimesburgers.com.  The Audit Committee held four meetings during the fiscal year ended September 30, 2011.

Compensation Committee

The Compensation Committee currently consists of Messrs. Bailey, Reinhard, and Teran (Chairman).  The Board has determined that all of the members of the Compensation Committee are "independent," as defined by the NASDAQ listing standards.  The function of the Compensation Committee is to consider and determine all matters relating to the compensation of the President and Chief Executive Officer and other executive officers, including matters relating to the employment agreements.  The Compensation Committee held one meeting during the fiscal year ended September 30, 2011.

The Compensation Committee does not have a written Charter. The responsibility of the Compensation Committee is to review and approve the compensation and other terms of employment of our Chief Executive Officer and our other executive officers, including all of the executive officers named in the Summary Compensation Table in this Proxy Statement (the "Named Executive Officers").  Among its other duties, the Compensation Committee oversees all significant aspects of the Company's compensation plans and benefit programs.  The Compensation Committee annually reviews and approves corporate goals and objectives for the Chief Executive Officer's compensation and evaluates the Chief Executive Officer's performance in light of those goals and objectives.  The Compensation Committee also recommends to the Board the compensation and benefits for members of the Board.  The Compensation Committee has also been appointed by the Board to administer our 2008 Omnibus Equity Incentive Compensation Plan, which is the successor equity compensation plan to the Company's 2001 Stock Option Plan.  The Compensation Committee does not delegate any of its authority to other persons.

In carrying out its duties, the Compensation Committee participates in the design and implementation and ultimately reviews and approves specific compensation programs.  The Compensation Committee reviews and determines the base salaries for the Named Executive Officers, and also approves awards to the Named Executive Officers under the Company's equity compensation plans.

In determining the amount and form of compensation for Named Executive Officers other than the Chief Executive Officer, the Compensation Committee obtains input from the Chief Executive Officer regarding the duties, responsibilities, and performance of the other executive officers and the results of performance reviews.  The Chief Executive Officer also recommends to the Compensation Committee the base salary levels for all Named Executive Officers and the award levels for all Named Executive Officers under the Company's equity compensation programs.  No Named Executive Officer attends any executive session of the Compensation Committee or is present during final deliberations or determinations of such Named Executive Officer's compensation.  The Chief Executive Officer also provides input with respect to the amount and form of compensation for the members of the Board.

The Compensation Committee has the authority to directly engage, at the Company's expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of executive and director compensation.  For the fiscal year ended September 30, 2011, the Compensation Committee did not use the services of a compensation consultant or other adviser.  However, the Compensation Committee has reviewed surveys, reports, and other market data against which it has measured the competitiveness of the Company's compensation programs.  In determining the amount and form of executive and director compensation, the Compensation Committee has reviewed and discussed historical salary information as well as salaries for similar positions at comparable companies.

Communication with Directors

The Board welcomes questions or comments about us and our operations.  Those interested may contact the Board as a whole or any one or more specified individual directors by sending a letter to the intended recipients' attention in care of Good Times Restaurants Inc., Attention: Corporate Secretary, 601 Corporate Circle, Golden, CO 80401.  All such communications other than commercial advertisements will be forwarded to the appropriate director or directors for review.

Director Attendance at Meetings

There were four meetings of the Board held during the fiscal year ended September 30, 2011. No member of the Board attended fewer than 75% of the Board meetings and applicable committee meetings for the fiscal year ended September 30, 2011.

The Company does not have a formal policy on director attendance at the annual meeting.  Messrs. Bailey, Dobbin, and Hoback attended the annual meeting of stockholders for the fiscal year ended September 30, 2010, which was held on September 21, 2011.  Messrs. Heller, Radford, and Reinhard did not attend the last annual meeting.  John Morgan resigned from our Board on August 10, 2011, prior to the last annual meeting, and neither Mr. Calvert nor Mr. Teran served on our Board at that time.

Nominee Selection Process

Our Board as a whole acts as the nominating committee for the selection of nominees for election as directors.  We do not have a separate standing nominating committee since we require that our director nominees be approved as nominees by a majority of our independent directors.  The Board will consider suggestions by stockholders for possible future nominees for election as directors at the next annual meeting when the suggestion is delivered in writing to the corporate secretary of the Company by November 15 of the year immediately preceding the annual meeting.  No request for a recommended nominee was made by the 2011 deadline by any stockholder or group of stockholders with beneficial ownership of more than five percent of our Common Stock as indicated in a Schedule 13D or 13G, other than those stockholders with contractual board representation or director designation rights as discussed above.

The Board selects each nominee, subject to contractual representation or designation rights held by certain stockholders, based on the nominee's skills, achievements, and experience, with the objective that the Board as a whole should have broad and relevant experience in high policymaking levels in business and a commitment to representing the long-term interests of the stockholders.  The Board believes that each nominee should have experience in positions of responsibility and leadership, an understanding of our business environment, and a reputation for integrity.

The Board evaluates each potential nominee individually and in the context of the Board as a whole.  The objective is to recommend a group that will effectively contribute to our long-term success and represent stockholder interests.  In determining whether to recommend a director for re-election, the Board also considers the director's past attendance at meetings and participation in and contributions to the activities of the Board.

When seeking candidates for director, the Board solicits suggestions from incumbent directors, management, stockholders, and others.  The Board does not have a charter for the nominating process.

The Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Board strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee the Company's business.

Directors' Compensation

The following table sets forth compensation information for the fiscal year ended September 30, 2011 with respect to directors:

Director Compensation Table for Fiscal Year Ended September 30, 2011
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) [1,2]	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings $	All Other Compensation $	Total $
Geoffrey R. Bailey	2,000	-	840	-	-	-	2,840
David Dobbin	2,000	-	840	-	-	-	2,840
Gary Heller	1,500	-	840	-	-	-	2,340
Eric W. Reinhard	1,000	-	840	-	-	-	1,840
Keith Radford	1,500	-	840	-	-	-	2,340
John Morgan [3]	1,500	-	840	-	-	-	2,340
Boyd E. Hoback [4]	-	-	-	-	-	-	0
[1]

The value of stock option awards shown in this column includes all amounts expensed in the Company's financial statements in 2011 for equity awards in accordance with the guidance of FASB ASC 718-10-30, Compensation - Stock Compensation, excluding any estimate for forfeitures.  The Company's accounting treatment for, and assumptions made in the valuation of equity awards are set forth in Note 1 of the notes to the Company's 2011 consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2011.  There were no option awards re-priced in 2011.

[2]

As of September 30, 2011, the following directors held options to purchase the following number of shares of our Common Stock:  Mr. Bailey 5,333 shares; Mr. Dobbin 667 shares; Mr. Heller 667 shares; Mr. Reinhard 6,167 shares; Mr. Radford 667 shares; and Mr. Hoback 57,081 shares.

[3]	Resigned as a director effective as of August 10, 2011. Mr. Morgan's options expired without being exercised subsequent to his resignation.
[4]	Mr. Hoback is an employee director and does not receive additional fees for service as a member of the Board.

Each non-employee director receives $500 for each Board meeting attended.  Members of the Compensation and Audit Committees generally each receive $100 per meeting attended.  However, where both Compensation and Audit Committee meetings are held at the same gathering only $100 is paid to directors attending both committee meetings.  Additionally, for the fiscal year ended September 30, 2011, each non-employee director, with the exception of Messrs. Calvert and Teran, received a non-statutory stock option to acquire 5,000 shares of Common Stock at an exercise price of $1.31 per share.  Mr. Teran received a non-statutory stock option to acquire 2,000 shares of Common Stock at an exercise price of $2.12 per share in April 2012, when he was elected to the Board to fill the vacancy resulting from John Morgan's resignation.

Certain Relationships and Related Person Transactions

Our corporate headquarters are located in a building owned by The Bailey Company and in which The Bailey Company also has its corporate headquarters.  We currently lease our executive office space of approximately 3,693 square feet from The Bailey Company for approximately $59,000 per year.  The lease expired September 30, 2009 and we continue to lease the space on a month to month basis.

The Bailey Company is the owner of one franchised Good Times Drive Thru restaurant which is located in Loveland, Colorado.  The Company has entered into a letter agreement with The Bailey Company for the purchase of this restaurant for a purchase price of approximately $100,000.  We expect that the Company's purchase of the Loveland, Colorado restaurant from the Bailey Company will close by the end of July 2012.  The Bailey Company was also previously the owner of one franchised restaurant in Thornton, Colorado which was closed in October 2009. The Bailey Company has entered into two franchise and management agreements with us.  Franchise royalties and management fees paid under those agreements totaled approximately $53,000 and $50,000 for the fiscal years ending September 30, 2011 and 2010, respectively.

In December 2010, the Company repaid an outstanding loan from Golden Bridge, LLC ("Golden Bridge"), in the principal amount of $185,000 plus accrued interest thereon in the amount of $18,000. Directors Eric Reinhard and Alan Teran and former directors Ron Goodson, David Grissen, and Richard Stark, who are all stockholders of the Company, are the sole members of Golden Bridge, and Eric Reinhard is the sole manager of Golden Bridge.  The Company's repayment of the Golden Bridge loan was duly approved in advance by our Board by the affirmative vote of members thereof who did not have an interest in the transaction.

On April 6, 2012, the Company entered into a financial advisory services agreement with Heathcote Capital, LLC ("Heathcote"), pursuant to which the Company engaged Heathcote to provide exclusive financial advisory services in connection with a possible strategic transaction.  The services to be provided by Heathcote involve identifying and contacting potential acquisition targets and/or sources of financing for the Company, advising and assisting the Company in evaluating various structures and forms of any strategic transaction, assisting in the preparation of proposals and evaluation of offers, and assisting the Company in negotiating the financial aspects of the such transaction.

Gary J. Heller, a director of the Company, is the principal of Heathcote.  Accordingly, the Company's agreement with Heathcote constitutes a related party transaction and was reviewed and approved by the Audit Committee.  Mr. Heller did not participate in the Audit Committee's consideration of the agreement and abstained from the committee's vote to approve the agreement.  Concurrently with the Company's engagement of Heathcote, Mr. Heller resigned as a member of the Audit Committee and as Chairman of the Compensation Committee, though he has continued to serve on our Board and has been nominated by the Company for re-election at the Annual Meeting.

On June 13, 2012, the Company entered into the Securities Purchase Agreement with the Investor, pursuant to which the Company has agreed to issue and sell to the Investor 473,934 Shares of newly designated Series C Convertible Preferred Stock for an aggregate purchase price of $2,000,001.48 (i.e., $4.22 per share), subject to the satisfaction of certain conditions precedent set forth in the Securities Purchase Agreement.  David L. Dobbin, the Chairman of our Board, is a principal of the Investor.  Accordingly, the Securities Purchase Agreement constitutes a related party transaction and was reviewed and approved by the Audit Committee.  See "Proposal #2 - Approval of the Investment Transaction" and "Interests of Certain Persons in Matters to be Acted Upon" below.

AUDIT COMMITTEE REPORT

Management is responsible for the internal controls and financial reporting process for the Company.  The independent accountants for the Company are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards and to issue a report on those financial statements.  The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee met with management and the independent accountants to review and discuss the Company's financial statements for the fiscal year ended September 30, 2011.  Management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants.

The Audit Committee has discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.  The Audit Committee has also received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants' communications with the Audit Committee concerning independence and the Audit Committee discussed with the independent accountants that firm's independence.

Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Good Times Restaurants Annual Report on Form 10-K for the fiscal year ended September 30, 2011 for filing with the SEC.

Audit Committee:

Neil Calvert (Chairman)

Eric W. Reinhard

Alan A. Teran

INDEPENDENT AUDITOR INFORMATION

The Board appointed HEIN & ASSOCIATES LLP as the Company's independent auditors for the fiscal year ended September 30, 2010 and the fiscal year ended September 30, 2011, and to perform other accounting services.  Representatives of HEIN & ASSOCIATES LLP are expected to be present at the annual meeting of stockholders, and will have the opportunity to make a statement if they so desire and to respond to appropriate stockholder questions.

Audit Fees

The aggregate fees billed for professional services rendered by HEIN & ASSOCIATES LLP for its audit of the Company's annual financial statements for the fiscal year ended September 30, 2011, and its reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for fiscal year 2011, were $71,482 compared to $75,910 in fees for the fiscal year ended September 30, 2010.

Audit Related Fees

There were no aggregate fees billed by HEIN & ASSOCIATES LLP for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees" for the fiscal years ended September 30, 2011 and September 30, 2010.

Tax Fees

The aggregate fees billed by HEIN & ASSOCIATES LLP for the preparation and review of the Company's tax returns for the fiscal year ended September 30, 2011 were $10,500 compared to $10,500 in fees for the fiscal year ended September 30, 2010.

All Other Fees

The aggregate fees billed to the Company for all other services rendered by HEIN & ASSOCIATES LLP for the fiscal year ended September 30, 2011 were $14,030 compared to $12,214 in fees for the fiscal year ended September 30, 2010.  These fees are primarily related to a 401(k) plan audit.

Policy on Pre-Approval Policies of Auditor Services

Under the provisions of the Audit Committee Charter, all audit services and all permitted non-audit services (unless subject to a de minimis exception allowed by law) provided by our independent auditors, as well as fees and other compensation to be paid to them, must be approved in advance by our Audit Committee.  All audit and other services provided by HEIN & ASSOCIATES LLP during the fiscal year ended September 30, 2011, and the related fees as discussed above, were approved in advance in accordance with SEC rules and the provisions of the Audit Committee Charter.  There were no other services or products provided by HEIN & ASSOCIATES LLP to us or related fees during the fiscal year ended September 30, 2011 except as discussed above.

Auditor Independence

The Audit Committee of our Board has considered the effect that the provision of the services described above under the caption "All Other Fees" may have on the independence of HEIN & ASSOCIATES LLP.  The Audit Committee has determined that provision of those services is compatible with maintaining the independence of HEIN & ASSOCIATES LLP as the Company's principal accountants.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of shares of the Company's Common Stock as of August 9, 2012 by each person known by the Company to be the beneficial owner of more than five percent of the shares of the Company's Common Stock, each director and each executive officer named in the Summary Compensation Table, and all directors and executive officers as a group.  The address for the principal stockholders and the directors and officers is 601 Corporate Circle, Golden, CO 80401.

Holder	Number of shares	Percent of
Principal stockholders:	beneficially owned	class**
Small Island Investments Ltd.	1,383,334[1]	50.74%
The Bailey Co.	273,837[2]	10.04%
The Erie Co. Investment Co.	338,730[2]	12.42%
Directors and Officers:
Geoffrey R. Bailey-Director	14,766[3]	*
David L. Dobbin-Director	1,389,001[4]	50.84%
Gary J. Heller-Director	5,667[5]	*
Boyd E. Hoback-Director/Officer	45,214[6]	1.63%
Sue M. Knutson-Officer	6,847[7]	*
Scott G. Lefever-Officer	12,699[8]	*
Alan A. Teran - Director	35,069[9]	1.28%
Keith A. Radford-Director	5,667[10]	*
Eric Reinhard-Director	109,334[11]	3.98%
Neil Calvert-Director	0[12]	0.00%

All directors and executive officers as a group (9 persons including all those named above)	1,624,464 [13,14]	56.68%
[1]

Small Island Investments Ltd. is owned and controlled by director David L. Dobbin and members of his family.  Does not include the Shares issuable to Small Island Investments Ltd. in the Investment Transaction or the shares of Common Stock issuable upon conversion thereof.

[2]

The Bailey Company is 99% owned by The Erie County Investment Co., which should be deemed the beneficial owner of the Company's Common Stock held by The Bailey Company.  The Erie County Investment Co. also owns 194,680 shares of the Company's Common Stock in its own name.  Geoffrey R. Bailey is a director and executive officer of The Erie County Investment Co.  Geoffrey R. Bailey disclaims beneficial ownership of the shares of Common Stock held by The Bailey Company and The Erie County Investment Co.  Because of his ownership of only 26% of the voting shares of The Erie County Investment Co., Paul T. Bailey disclaims beneficial ownership of the shares of Common Stock held by The Bailey Company and The Erie County Investment Co.

[3]	Includes 10,333 shares underlying presently exercisable stock options.
[4]

Includes shares of Common Stock held beneficially by Small Island Investments Ltd.  Also includes 5,667 shares underlying presently exercisable stock options.  Does not include the Shares issuable to Small Island Investments Ltd. in the Investment Transaction or the shares of Common Stock issuable upon conversion thereof.

[5]	Includes 5,667 shares underlying presently exercisable stock options.
[6]	Includes 30,217 shares underlying presently exercisable stock options.
[7]	Includes 6,847 shares underlying presently exercisable stock options.
[8]	Includes 12,699 shares underlying presently exercisable stock options.
[9]

Includes 2,000 shares underlying presently exercisable stock options and 5,834 warrants to purchase stock.  Mr. Teran was elected as a director effective April 10, 2012 to fill the vacancy created by the resignation of John Morgan on August 10, 2011.

[10]	Includes 5,667 shares underlying presently exercisable stock options. Mr. Radford resigned as a director effective June 30, 2012.
[11]	Includes 11,167 shares underlying presently exercisable stock options and 12,500 warrants to purchase stock.
[12]	Mr. Calvert was elected as a director on July 3, 2012 to fill the vacancy created by the resignation of Keith Radford effective June 30, 2012.
[13]

Does not include shares of Common Stock held beneficially by The Bailey Company and The Erie County Investment Co.  If those shares were included, the number of shares of Common Stock beneficially held by all directors and executive officers as a group would be 1,963,194 and the percentage of the class would be 68.50%.

[14]	Does not include the Shares issuable to Small Island Investments Ltd. in the Investment Transaction or the shares of Common Stock issuable upon conversion thereof.

*	Less than one percent.
**

Under SEC rules, beneficial ownership includes shares over which the individual or entity has voting or investment power and any shares which the individual or entity has the right to acquire within sixty days.

EXECUTIVE COMPENSATION

Executive Officers

The executive officers of the Company are as follows:

Name	Age	Position	Date Began With Company
Boyd E. Hoback	57	President & CEO	September 1987
Susan M. Knutson	53	Controller	September 1987
Scott G. LeFever	54	VP of Operations	September 1987

Boyd E. Hoback.  See the description of Mr. Hoback's business experience under the heading "Director Nominees" under "Proposal #1 - Election of Directors" above.

Susan M. Knutson has been Controller since 1993 with direct responsibility for overseeing the accounting department, maintaining cash controls, producing budgets, financials, and quarterly and annual reports required to be filed with the SEC, acting as the principal financial officer of the Company, and preparing all information for the annual audit.

Scott G. LeFever has been Vice President of Operations since August 1995, and has been involved in all phases of operations with direct responsibility for restaurant service performance, personnel, and cost controls.

Executive officers do not have fixed terms and serve at the discretion of the Board.  There are no family relationships among the executive officers or directors.

Executive Compensation

The following table sets forth compensation information for the fiscal years ended September 30, 2011 and September 30, 2010 with respect to the Named Executive Officers:

Summary Compensation Table for the Fiscal Years Ended September 30, 2011 and September 30, 2010:

Name and Principal Position	Year	Salary $	Bonus $	Stock Awards $	Option Awards $[3]	Non-Equity Incentive Plan Compensation $	Nonqualified Deferred Compensation Earnings $	All Other Compensation $	Total $

Boyd E. Hoback	2011	133,000	_	_	17,816	_	_	16,961[1]	167,777
President and Chief Executive Officer	2010	148,000	_	_	29,381	_	_	13,978[1]	191,359
Scott G. LeFever	2011	75,000	_	_	9,565	_	_	12,470[2]	97,035
Vice President of Operations	2010	90,625	_	_	11,645	_	_	10,580[2]	112,850

[1]	The amount indicated for Mr. Hoback includes an automobile allowance, long-term disability, and personal expenses.
[2]	The amount indicated for Mr. LeFever includes an automobile allowance and long-term disability.
[3]

The value of stock option awards shown in this column includes all amounts expensed in the Company's financial statements in 2010 and 2011 for equity awards in accordance with the guidance of FASB ASC 718-10-30, Compensation - Stock Compensation, excluding any estimate for forfeitures.  The Company's accounting treatment for, and assumptions made in the valuations of, equity awards is set forth in Note 1 of the notes to the Company's 2011 consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2011.  There were no option awards re-priced in 2011.

There were no shares of SARs granted during 2011 or 2010 nor has there been any nonqualified deferred compensation paid to any Named Executive Officers during 2011 or 2010.  The Company does not have any plans that provide for specified retirement payments and benefits at, following, or in connection with retirement.

.16

The following table sets forth information as of September 30, 2011 on all unexercised options previously awarded to the Named Executive Officers:

Outstanding Equity Awards at Fiscal Year-End
Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options -Exercisable (#)	Number of Securities Underlying Unexercised Options -Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price $	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Boyd E. Hoback	16,667	-	-	$5.25	10/01/11	-	-	-	-
	1,250	-	-	$8.10	10/01/12	-	-	-	-
	1,300	-	-	$10.80	10/01/13	-	-	-	-
	4,000	-	-	$9.33	10/01/14	-	-	-	-
	2,833	-	-	$17.04	10/01/15	-	-	-	-
	6,333	-	-	$19.14	10/01/16	-	-	-	-
	0	9,501 (1)	-	$4.41	11/14/18	-	-	-	-
	0	4,551 (2)	-	$3.45	11/06/19	-	-	-	-
	0	10,647 (3)	-	$1.56	12/13/20	-	-	-	-
Scott G. LeFever	420	-	-	$8.10	10/01/12	-	-	-	-
	860	-	-	$10.80	10/01/13	-	-	-	-
	1,917	-	-	$9.33	10/01/14	-	-	-	-
	1,917	-	-	$17.04	10/01/15	-	-	-	-
	1,917	-	-	$19.14	10/01/16	-	-	-	-
	0	5,669 (1)	-	$4.41	11/14/18	-	-	-	-
	0	1,449 (2)	-	$3.45	11/06/19	-	-	-	-
	0	7,985 (3)	-	$1.56	12/13/20	-	-	-	-

[1]					The options were granted on November 14, 2008. The shares under the option agreements will became fully exercisable on November 14, 2011, following the end of the fiscal year.
[2]					The options were granted on November 6, 2009. Assuming continued employment with the Company, the shares under the option agreements will become fully exercisable on November 6, 2012.
[3]					The options were granted on December 13, 2010. Assuming continued employment with the Company, the shares under the option agreements will become fully exercisable on December 13, 2013.

Employment Agreement

Mr. Hoback entered into an employment agreement with us in October 2001 and the terms of the agreement were revised effective October 2007 for compliance with Section 409A of the Internal Revenue Code.  The revised agreement provides for his employment as President and Chief Executive Officer for two years from the date of the agreement at a minimum salary of $190,000 per year, terminable by us only for cause.  The agreement provides for payment of one year's salary and benefits in the event that change of ownership control results in a termination of his employment or termination other than for cause.  This agreement renews automatically unless specifically not renewed by the Board.  Mr. Hoback's compensation, including salary, expense allowance, bonus and any equity award, is reviewed and set annually by the Compensation Committee.  Mr. Hoback's bonus, when applicable, is based on the Company's achieving certain Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") targets for the year.

Other Employment Arrangements

Mr. LeFever and Ms. Knutson are employed as an "employees at will" and do not have written employment agreements with the Company.  Their compensation, including salary, expense allowance, bonus, and any equity awards, is reviewed and approved by the Compensation Committee annually.  Each of Mr. LeFever and Ms. Knutson participates in a bonus program that is based on both the Company's level of EBITDA for the year and achieving certain operating metrics and sales targets.

PROPOSAL #2 - APPROVAL OF THE INVESTMENT TRANSACTION

Our Common Stock is listed on the NASDAQ Capital Market, and therefore the Company is subject to various NASDAQ Listing Rules.  We are seeking stockholder approval of this Proposal #2 for the purpose of complying with NASDAQ Listing Rules 5365(c) and 5365(d), which require that the Company seek stockholder approval of the Investment Transaction because the Shares to be issued to the Investor in the Investment Transaction may ultimately be converted into shares of our Common Stock at a price less than the then-prevailing market prices of the shares of our Common Stock.

In addition, pursuant to the Securities Purchase Agreement, stockholder approval of this Proposal #2 is a condition to the closing of the Investment Transaction.  The Securities Purchase Agreement provides that the obligation of the Investor to complete the Investment Transaction is subject, among other things, to the Company's stockholders having approved and authorized the Investment Transaction, including the approval of stockholders holding a majority of the outstanding shares of our Common Stock not held by the Investor or its affiliates.

The Parties to the Investment Transaction

The Company.  The Company was incorporated in the State of Nevada in 1987.  The Company's Common Stock is quoted on the NASDAQ Capital Market (symbol: GTIM).  The Company is essentially a holding company for its wholly owned subsidiary, Good Times Drive Thru Inc. ("GTDT"), a Colorado corporation, which is engaged in the business of developing, owning, operating, and franchising hamburger-oriented drive-through restaurants under the name Good Times Burgers & Frozen Custard™.  Most of our restaurants are located in the front-range communities of Colorado but we also have franchised restaurants in North Dakota and Wyoming.

The Investor.  The Investor is a Bermuda corporation based in Boston, Massachusetts.  At the present time, the Investor beneficially owns approximately 50.74 percent of the Company's outstanding Common Stock.  Assuming no change in the foregoing, immediately following the closing of the Investment Transaction, the Investor's beneficial ownership of the Company's capital stock will increase to approximately 63.45 percent.  David L. Dobbin, Chairman of our Board, is a principal of the Investor.  Accordingly, the Investment Transaction constitutes a related party transaction and was reviewed and approved by the Audit Committee of our Board.  See "INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON" below.

Background to the Proposed Investment Transaction

On February 16, 2012, we received a letter from the Listing Qualifications Staff of the NASDAQ Stock Market, notifying us that the Company no longer satisfies NASDAQ Listing Rule 5550(b)(1), which requires the Company to maintain minimum stockholders' equity of $2,500,000 for continued listing on the NASDAQ Capital Market, if it does not otherwise  have a market value of listed securities of $35,000,000 or net income from continuing operations of $500,000 in the most recently completed fiscal year or in two of the last three most recently completed fiscal years.  Based on the information contained in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2011, the NASDAQ staff determined that the Company's stockholders' equity does not satisfy Rule 5550(b)(1) and the Company does not meet the other alternatives of market value of listed securities or net income from continuing operations.

On April 6, 2012, the Company entered into a financial advisory services agreement with Heathcote Capital, LLC ("Heathcote"), pursuant to which the Company engaged Heathcote to provide exclusive financial advisory services in connection with a possible strategic transaction.  The services to be provided by Heathcote involve identifying and contacting potential acquisition targets and/or sources of financing for the Company, advising and assisting the Company in evaluating various structures and forms of any strategic transaction, assisting in the preparation of proposals and evaluation of offers, and assisting the Company in negotiating the financial aspects of the such transaction.

At the same time, the Company submitted a compliance plan to NASDAQ in a timely fashion stating an expectation that compliance would be achieved by the accomplishment of its acquisition of a restaurant group or an equity financing.  However, on May 3, 2012, the Company received written notice from the NASDAQ staff that it had rejected the Company's proposed compliance plan for continued listing on the NASDAQ Capital Market.  Because no formal agreements or contracts had yet been signed with respect to a proposed acquisition or equity financing, the NASDAQ staff determined that the Company did not provide a definitive plan evidencing its ability to achieve near term compliance with the continued listing requirements or sustain such compliance over an extended period of time.

In order to deter the suspension of trading of the Company's Common Stock and the removal of the Company's securities from listing and registration on NASDAQ, the Company filed an appeal of the staff's delisting determination before a NASDAQ Listing Qualifications Panel (the "Panel") on May 10, 2012.  The appeal hearing was held on June 14, 2012, at which time the Company presented the proposed Investment Transaction, including the signed Purchase Agreement, to the Panel.  On July 10, 2012, the Company received notice from the Panel that the Panel has granted the Company's request for continued listing on The NASDAQ Capital Market, subject to the Company evidencing stockholders' equity of at least $2,500,000, as required by NASDAQ Listing Rule 5550(b), by September 22, 2012.  The Investment Transaction being presented to stockholders for approval at the Annual Meeting is intended to allow The Company to satisfy this condition.

Board's Evaluation of the Fairness of the Terms of the Investment Transaction

In reaching its decision to approve and proceed with the Securities Purchase Agreement and the Investment Transaction, our Board carefully considered a number of factors and consulted with the Company's senior management and outside advisors.

In view of the complexity and wide variety of information and factors considered in connection with its evaluation of the Securities Purchase Agreement and the Investment Transaction, the Board did not find it practicable to and did not quantify or otherwise assign relative or specific weights to the factors it considered in reaching its determination.  Instead, the material factors considered by the Board included (without limitation) the following:

•         The completion of the Investment Transaction will provide additional capital to meet current liabilities and grow our business in the future, and will allow us to continue to pursue a possible strategic transaction such as an acquisition of a restaurant group or a subsequent equity financing.

•         The completion of the Investment Transaction will increase our stockholders' equity in excess of $2,500,000, which should allow us to regain compliance with the minimum stockholders' equity requirement for the continued listing of our Common Stock on the NASDAQ Capital Market.  Alternatively, if the Investment Transaction is not completed, and the Company is unable to secure additional investment capital from another source, we anticipate that NASDAQ will take action to suspend trading of the Company's Common Stock and to de-list the Company's securities from trading on NASDAQ.

•         Our ability to raise funds from other sources depends on many factors, including, among other things, the growth of our revenues, our profit margins, leverage in our operating expenses, and the cost and availability of other forms of third-party financing to expand our business operations.  In the view of the Board, many of these factors are subject to significant uncertainty

•         The completion of the Investment Transaction will strengthen our overall financial position and reduce our financial risk.

•         The Board believes the terms and conditions of the Securities Purchase Agreement are in the best interests of the Company and its stockholders because, among other things, the per share purchase price payable by the Investor for the Shares reflects the market price of the Company's Common Stock as of the date on which the terms of the Investment Transaction were negotiated and the stockholders have an opportunity to approve the Investment Transaction.

•         No fee is payable to Heathcote in connection with the Investment Transaction.

The Board also considered the following negative factors associated with the Securities Purchase Agreement and the Investment Transaction:

•         The Shares to be issued to the Investor in the Investment Transaction will be shares of newly designated Series C Convertible Preferred Stock which will provide the Investor with certain rights, preferences, and privileges over the holders of our Common Stock.

•         The issuance of the Shares to the Investor will increase the Investor's percentage ownership in the Company from approximately 50.74 percent prior to such issuance to approximately 63.45 percent following such issuance.

•         The issuance of the Shares to the Investor in the Investment Transaction will dilute the percentage ownership of our existing stockholders other than the Investor.

Securities Act Matters

The Investor has represented to the Company that it is an accredited investor, as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").  Neither the Shares nor the shares of Common Stock issuable upon conversion of the Shares (the "Conversion Shares") have been registered under the Securities Act or state securities laws, and neither the Shares nor the Conversion Shares may be offered or sold in the United States in the absence of an effective registration statement or exemption from the applicable federal and state registration requirements.  The Company has relied on the exemption from the registration requirements of the Securities Act set forth in Section 4(2) thereof and the rules and regulations promulgated thereunder for the purposes of the Investment Transaction.  Effective at the closing of the Investment Transaction, the Company intends to enter into an amendment to the Registration Rights Agreement dated December 13, 2010 between the Company and the Investor (the "Registration Rights Agreement") (the "Registration Rights Agreement Amendment") in order to include the Conversion Shares as "Registrable Securities" under the Registration Rights Agreement.

Recommendation of the Board of Directors

After taking into account the factors described above and other factors, our Board has unanimously (with David Dobbin abstaining from the Board's discussion and vote) approved the designation and issuance of the Shares and has determined that the Investment Transaction is advisable and in the best interests of our stockholders and recommends that you vote FOR Proposal #2.

Summary of the Investment Transaction Documents

Each of the material agreements relating to the Investment Transaction is summarized below.  The summaries below do not purport to be complete and are qualified in their entirety by the full text of the related agreements, copies of which have been filed as exhibits to the Company's Current Report on Form 8-K filed with the SEC on June 19, 2012.  A copy of the Securities Purchase Agreement is also attached to this Proxy Statement as Annex A.  We urge you to carefully read the full text of the Securities Purchase Agreement, because that is the legal document that governs the sale of the Shares to the Investor, as well as certain other transactions and events contemplated by the Securities Purchase Agreement.  This section of the Proxy Statement is not intended to provide you with any other factual information about the Company.  Such information can be found elsewhere in this Proxy Statement and in the public filings we make with the SEC, as described below in this Proxy Statement.

Securities Purchase Agreement

As described above, on June 13, 2012, the Company and the Investor entered into the Securities Purchase Agreement, pursuant to which the Company has agreed to sell and issue to the Investor, and the Investor has agreed to purchase form the Company, 473,934 Shares of newly designated Series C Convertible Preferred Stock of the Company, at a purchase price of $4.22 per share.  Upon issuance the Shares will be convertible into shares of our Common Stock at a ratio of two shares of Common Stock for each share of Series C Convertible Preferred Stock so converted.  The Securities Purchase Agreement contains customary representations and warranties by the Company, which are in certain cases modified by "materiality" and "knowledge" qualifiers.

The Securities Purchase Agreement provides that the obligation of the Investor to complete the purchase of the Shares at the Closing is subject to certain conditions (which may be waived by the Investor), including:

(i) that the Registration Rights Agreement Amendment has been duly executed by the Company and delivered to the Investor;

(ii) that the representations and warranties of the Company contained in the Securities Purchase Agreement are true and correct in all material respects (or true and correct in all respects as to representations and warranties which are qualified by materiality) as of the closing as though made on and as of such date;

(iii) that the Company has received all consents, waivers, authorizations, and approvals from third parties necessary in connection with the Investment Transaction;

(iv) that the Company's stockholders have approved and authorized the Investment Transaction, including the approval of stockholders holding a majority of the outstanding shares of Common Stock not held by the Investor or its affiliates; and

(v) that the Company has filed a Certificate of Designations for the Series C Convertible Preferred Stock (the "Certificate of Designations") with the Nevada Secretary of State.

The Company has agreed to indemnify the Investor (and certain "Investor Parties" as defined in the Securities Purchase Agreement) for all liabilities, losses, or damages as a result of or relating to any breach of any representations, warranties, covenants, or agreements made by the Company in the Securities Purchase Agreement.

The Securities Purchase Agreement provides that after the closing of the Investment Transaction, for so long as the Investor holds at least 50 percent of the Company's outstanding capital stock, (i) the Board shall consist of no more than seven members, and (ii) the Investor will have the right to designate four members of the Board.  In addition, the Securities Purchase Agreement provides that, for so long as the Investor continues to hold at least 75 percent of the Shares and/or the Conversion Shares, the Investor will have a right to purchase additional securities which are offered and sold by the Company for the purpose of maintaining its percentage ownership interest in the Company as of the closing of the Investment Transaction.

The Securities Purchase Agreement may be terminated at any time prior to the closing of the Investment Transaction only as follows:

  by the Investor or the Company, if the closing has not occurred by September 30, 2012, provided that the right to terminate shall not be available to either party whose failure to perform its obligations under the Securities Purchase Agreement is the primary cause of the failure of the closing to have occurred by such date;
  by the Investor or the Company, if the Company's stockholders do not vote to approve the Investment Transaction;
  at any time by mutual agreement of the Company and the Investor; or
  by either the Company or the Investor, if there has been a material breach of any representation, warranty, covenant, or obligation of the other party contained in the Securities Purchase Agreement, which has not been cured within 15 days after notice thereof.

A copy the Securities Purchase Agreement was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the SEC on June 19, 2012.  In addition, a copy of the Securities Purchase Agreement is attached hereto as Annex A.

Certificate of Designations

Our Articles of Incorporation, as amended (the "Articles of Incorporation"), authorize a total of 5,000,000 shares of Preferred Stock, of which 1,000,000 shares have previously been designated as "Series A Convertible Preferred Stock" and 1,240,000 shares have previously been designated as "Series B Convertible Preferred Stock".  No shares of Series A Convertible Preferred Stock or of Series B Convertible Preferred Stock are currently outstanding.

Pursuant to the Articles of Incorporation, our authorized but undesignated shares of Preferred Stock may be issued from time to time in one or more series and for such consideration as our Board shall determine.  The Articles of Incorporation expressly authorize our Board to fix by resolution from time to time the designation of such series of Preferred Stock and the powers, preferences, and rights of the shares of such series, and the qualifications, limitations, or restrictions thereof.

Accordingly, if the Investment Transaction is approved by our stockholders, pursuant to the authority granted in our Articles of Incorporation, our Board will approve and adopt the Certificate of Designations for the Series C Convertible Preferred Stock, which will designate 473,934 shares of our authorized Preferred Stock as the Series C Convertible Preferred Stock with the rights, preferences, and privileges set forth therein.  The Certificate of Designations will be filed with the Nevada Secretary of State prior to the closing of the Investment Transaction, as a condition precedent thereto.

The Certificate of Designations will set forth the rights, preferences, and privileges of the Shares as follows:

  Following the closing of the Investment Transaction, dividends shall accrue on shares of Series C Convertible Preferred Stock at the rate of 8.0% per annum of the original issue price of $4.22 per share, with such dividends payable quarterly.  The dividends on shares of Series C Convertible Preferred Stock shall be payable prior and in preference to any dividends on the Company's Common Stock.  In the event the Series C Convertible Preferred Stock has not been converted to Common Stock within 18 months following the closing of the Investment Transaction, thereafter (i) the rate of the dividends shall increase to 15.0% per annum from the date that is 18 months after the closing of the Investment Transaction until converted or redeemed by the Company, and (ii) the Company may upon the approval of a majority of the disinterested members of the Board redeem all or from time to time a portion of the Series C Convertible Preferred Stock by payment of its liquidation preference.
  In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Company, or a transaction which is deemed to be a liquidation pursuant to the Certificate of Designations, holders of Series C Convertible Preferred Stock shall be entitled to receive a preference payment equal to the original issue price of $4.22 per share, plus any accrued but unpaid dividends, before any assets of the Company are distributed to holders of the Company's Common Stock.
  Shares of Series C Convertible Preferred Stock shall vote together with the Common Stock on an as-if-converted basis.  In addition, shares of Series C Convertible Preferred Stock shall have the right to vote, as a separate class, on certain major corporate transactions for which the approval of the holders of a majority of the outstanding shares of Series C Convertible Preferred Stock is required.
  Shares of Series C Convertible Preferred Stock shall be convertible into shares of Common Stock at any time at the option of the holder, at a conversion ratio shall be two shares of Common Stock for each share of Series C Convertible Preferred Stock converted (subject to adjustment in the event of any stock split, combination, reorganization, or reclassification of the Common Stock.)
  The Company may require the conversion of all outstanding shares of Series C Convertible Preferred Stock into shares of Common Stock at the above conversion ratio at any time after 36 months following the closing of the Investment Transaction provided that the public trading price and the trading volume of the Common Stock meet certain criteria.  In addition, the Series C Convertible Preferred Stock shall automatically convert to Common Stock upon a qualified public offering of the Company's Common Stock provided that the size and price of such public offering or a sale of all or substantially of the Company's assets meet certain criteria.

The form of Certificate of Designations is attached as Exhibit A to the Securities Purchase Agreement, a copy of which is attached as Annex A hereto.  The form of Certificate of Designations was also filed as Exhibit 4.1 to the Company's Current Report on Form 8-K filed with the SEC on June 19, 2012.

Registration Rights Agreement Amendment

Effective at the Closing, the Company will enter into the Registration Rights Agreement Amendment with the Investor to include the Conversion Shares issuable to the Investor upon conversion of the Shares as "Registrable Securities" under the Registration Rights Agreement, which will entitle the Investor to certain demand and piggy-back registration rights with respect to the resale of the Conversion Shares

The form of Registration Rights Agreement Amendment is attached as Exhibit B to the Securities Purchase Agreement, a copy of which is attached as Annex A hereto.  The form of Registration Rights Agreement Amendment was also filed as Exhibit 4.2 to the Company's Current Report on Form 8-K filed with the SEC on June 19, 2012.

Use of Proceeds

If this Proposal #2 is approved by our stockholders, and the closing of the Investment Transaction occurs, the net proceeds of the Investment Transaction after payment of related fees and expenses will be used to pay off the outstanding principal and accrued interest on our loan from Wells Fargo Bank, N.A. and for other working capital purposes approved by our Board.

Investor Board Designees

The Prior Purchase Agreement provides that, for so long as the Investor continues to own at least 50% of our outstanding capital stock, (i) our Board shall not consist of more than seven directors, and (ii) the Investor shall have the right to designate four individuals for election to our Board.  In connection with the Investment Transaction, the Securities Purchase Agreement entered into by the Company and the Investor on June 13, 2012 reconfirms and continues the Investor's director designation rights as provided by the Prior Purchase Agreement.

The Investor has designated four individuals for election to our Board at the Annual Meeting.  The Investor's designated individuals are:  Neil Calvert, David L. Dobbin, Gary J. Heller, and Alan A. Teran.  Information concerning the Investor's designees is set forth under the heading "Director Nominees" under "Proposal #1 - Election of Directors" above.

Effect of the Investment Transaction on Existing Stockholders

If stockholders vote to approve the Investment Transaction, and assuming the other conditions to the closing of the Investment Transaction are satisfied or waived in accordance with the terms of the Securities Purchase Agreement, among other things:

  The Board will approve and adopt the Certificate of Designations for the Series C Convertible Preferred Stock designating 473,934 shares of the Company's currently authorized undesignated Preferred Stock as "Series C Convertible Preferred Stock" with the rights, preferences, and privileges set forth in the Certificate of Designations;
  The Company will file the Certificate of Designations with the Nevada Secretary of State;
  The Company will issue and sell to the Investor 473,934 Shares of Series C Convertible Preferred Stock and the Investor will pay to the Company an aggregate purchase price of $2,000,001.48 (i.e., $4.22 per share); and
  The Company will enter into an amendment to the Registration Rights Agreement Amendment to include the Conversion Shares as "Registrable Securities" under the Registration Rights Agreement, which will entitle the Investor to certain demand and piggy-back registration rights with respect to the resale of the Conversion Shares.

If the Investment Transaction is completed, the issuance of the Shares to the Investor will increase the Investor's percentage ownership of the Company from approximately 50.74 percent to approximately 63.45 percent immediately following the closing of the Investment Transaction.  The holdings of the Company's stockholders other than the Investor will be diluted accordingly.  In addition, the Shares to be issued to the Investor in the Investment Transaction will be shares of newly designated Series C Convertible Preferred Stock which will provide the Investor with certain rights, preferences, and privileges over the holders of our Common Stock, including (without limitation):  (i) the Shares will accrue dividends at a rate of 8 percent per annum, payable quarterly, and such dividends will be payable prior and in preference to any dividends on shares of our Common Stock; (ii) upon an actual or deemed liquidation of the Company, the Shares will be entitled to a preference payment equal to the initial purchase price of such Shares plus any accrued but unpaid dividends; (iii) the Shares will have the right to vote as a separate class on certain matters for which the approval of the holders of a majority of the outstanding shares of Series C Convertible Preferred Stock is required; (iv) the Shares will be convertible at any time into shares of our Common Stock at a conversion ratio of two shares of Common Stock for each share of Series C Convertible Preferred Stock converted; and (v) if the Shares are not converted within 18 months following issuance, the rate of the accrued dividend will increase to 15 percent per annum or the Company may elect to repurchase the outstanding Shares by payment of their liquidation preference.

Effect on Existing Stockholders if the Investment Transaction is Not Completed

As discussed above under "Background and Description of the Investment Transaction," the Company is currently non-compliant with the minimum stockholders' equity requirement for continued listing of its Common Stock on the NASDAQ Capital Market.  If the Investment Transaction is not completed and the Company cannot obtain additional investment capital from other sources in a relatively short time frame, the Company anticipates that NASDAQ will take action to suspend trading of the Company's Common Stock and to de-list the Company's securities from trading on NASDAQ.

Vote Required for Approval

Approval of Proposal #2 - the stockholder resolution authorizing the Investment Transaction - will require the affirmative vote of (i) a majority of the votes cast by the holders of our Common Stock present in person or represented by proxy at the meeting and entitled to vote on the matter, and (ii) a majority of the votes cast by the holder of our Common Stock other than the Investor and its affiliates.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL #2.

PROPOSAL #3 - APPROVAL OF 2008 PLAN AMENDMENT

On July 6, 2012, our Board unanimously approved an amendment to the Company's 2008 Omnibus Equity Incentive Compensation Plan (the "2008 Plan") that would increase the number of shares of Common Stock available for issuance there under from 184,022 shares to a total of 500,000 shares, and directed the submission of the amendment for approval by the Company's stockholders at the Annual Meeting.  The form of the proposed 2008 Plan Amendment and the 2008 Plan are attached as Annex B.

As of June 13, 2012, there were 184,022 shares of Common Stock available for issuance under the 2008 Plan, of which 178,956 shares have been reserved for awards made previously to the Company's employees, non-employee directors, and consultants that were outstanding as of such date, and of which 5,066 shares remained available for award of such date.

The weighted average exercise price of the 178,956 options outstanding under the 2008 Plan is $6.12, well in excess of the current market price of our Common Stock, which makes such options out-of-the-money and their exercise is uncertain.  Such options are subject to expiration over the next 6.5 years.  Accordingly, the Board believes that the outstanding options under the 2008 Plan do not currently fill their intended purpose of incentivizing our employees, non-employee directors, and consultants.

The Board considers the proposed increase in the number of shares of Common Stock available for issuance under the 2008 Plan desirable because it will give the Board the flexibility to issue additional awards to employees, non-employee directors, and consultants of the Company and our affiliates.  The Board and management believe that this amount will be sufficient for the Company's equity compensation needs for the foreseeable future.

Set forth below is a summary of the principal provisions of the 2008 Plan, as amended by the proposed 2008 Plan Amendment.  The summary is qualified by reference to the full text of the proposed 2008 Plan Amendment, and the 2008 Plan, both of which are attached to this Proxy Statement as Annex B.

Purpose

The purpose of the 2008 Plan is to promote the growth of the Company by permitting the Company to grant nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, and other stock-based awards to employees, non-employee directors, and consultants of the Company and our affiliates.

Administration

The 2008 Plan is administered by the Compensation Committee of the Board or any other duly authorized committee of the Board performing similar functions, as appointed from time to time by the Board (the "Committee").  The Committee has full and exclusive discretion in interpreting the terms and the intent of the 2008 Plan and any other agreement made in connection with the 2008 Plan, determining eligibility for awards, and adopting such rules, regulations, and guidelines for administering the 2008 Plan as the Committee may deem necessary or proper.  Such authority includes, but is not be limited to, selecting award recipients, establishing all award terms and conditions and, subject to the 2008 Plan, adopting modifications and amendments, or subplans, to the 2008 Plan or any award agreement, including, without limitation, any that are necessary or appropriate to comply with laws or compensation practices of the jurisdictions in which we and our affiliates operate.

Eligibility and Participation

Individuals eligible to participate in the 2008 Plan include our non-employee directors and all current employees and consultants of the Company or our affiliates.  Subject to the provisions of the 2008 Plan, the Committee may, from time to time, in its sole discretion select from among eligible employees, non-employee directors, and consultants, those to whom awards shall be granted under the 2008 Plan, and shall determine in its discretion the nature, terms, conditions, and amount of each award.

Duration of the 2008 Plan

The 2008 Plan was adopted by our Board, and approved by our stockholders, at our annual meeting held on January 24, 2008 and became effective on such date.  The 2008 Plan shall remain in effect, subject to the right of the Committee to amend or terminate the 2008 Plan at any time, until the earlier of the tenth anniversary of the effective date of the 2008 Plan or when all shares of Common Stock subject to the 2008 Plan have been purchased or acquired according to the provisions of the 2008 Plan.

Types of Awards

Stock Options:  Subject to the terms and provisions of the 2008 Plan, incentive and nonqualified stock options may be granted to participants in consideration for the services and benefit that they provide to us in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.  Notwithstanding the foregoing, no incentive stock options may be granted more than ten years after the effective date of the 2008 Plan.  Each stock option granted to a participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no stock option shall be exercisable later than the tenth anniversary date of its grant and provided further that no incentive stock option granted to a significant stockholder, as defined in the 2008 Plan, shall be exercisable later than the fifth anniversary of the date of its grant.  Stock options granted under the 2008 Plan shall be exercisable at such times and on the occurrence of such events, and be subject to such restrictions and conditions, as the Committee shall in each instance approve, which need not be the same for each grant or for each participant.

The stock option price for each grant of a stock option shall be determined by the Committee and shall be specified in the award agreement.  The stock option price for a nonqualified stock option may include a stock option price based on 100% of the fair market value of the shares of Common Stock on the date of grant, a stock option price that is set at a premium to the fair market value of the shares of Common Stock on the date of grant, or a stock option price that is indexed to the fair market value of the shares of Common Stock on the date of grant, with the index determined by the Committee in its discretion.  The stock option price for an incentive stock option shall be not less than 100% of the fair market value of the shares of Common Stock on the date of grant; provided that the stock option price for an incentive stock option granted to a significant stockholder, as defined in the 2008 Plan, shall be not less than 110% of the fair market value of the shares of Common Stock.

Stock Appreciation Rights:  Subject to the terms and conditions of the 2008 Plan, stock appreciation rights, or SARs, may be granted to participants at any time and from time to time and upon such terms as shall be determined by the Committee in its discretion.  The Committee may grant freestanding SARs, tandem SARs, or any combination of these forms of SARs.  A tandem SAR means a SAR that the Committee specifies is granted in connection with a related stock option pursuant to the 2008 Plan, the exercise of which shall require forfeiture of the right to purchase a share of Common Stock under the related stock option (and when a share of Common Stock is purchased under the stock option, the tandem SAR shall similarly be cancelled) or a SAR that is granted in tandem with a stock option but the exercise of such stock option does not cancel the SAR, but rather results in the exercise of the related SAR.  Regardless of whether a stock option is granted coincident with a SAR, a SAR is not a tandem SAR unless so specified by the Committee at time of grant.

Restricted Stock and Restricted Stock Unit Awards:  Subject to the terms and conditions of the 2008 Plan, the Committee, at any time and from time to time, may grant shares of restricted stock or restricted stock units to participants in such amounts and upon such terms as the Committee shall determine.  Restricted stock are shares of Common Stock that are subject to a period of restriction.  A restricted stock unit is an award denominated in units subject to a period of restriction, with a right to receive shares of Common Stock or cash or a combination thereof upon settlement of the award.  During the period of restriction, restricted stock and restricted stock units are subject to forfeiture based on the passage of time, the achievement of performance criteria, or upon the occurrence of other events as determined by the Committee.  To the extent required by law, participants holding shares of restricted stock shall have the right to exercise full voting rights with respect to those shares of Common Stock during the period of restriction.  A participant shall have no voting rights with respect to any restricted stock units.

The Committee shall impose, in the award agreement at the time of grant or anytime thereafter, such other conditions or restrictions on any shares of restricted stock or restricted stock units granted pursuant to the 2008 Plan as it may deem advisable, including, without limitation, a requirement that participants pay a stipulated purchase price for each share of restricted stock or each restricted stock unit, restrictions based upon the achievement of specific performance criteria, time-based restrictions on vesting following the attainment of the performance criteria, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares are listed or traded, or holding requirements or sale restrictions placed on the shares of Common Stock by us upon vesting of such restricted stock or restricted stock units.

During the period of restriction, participants holding shares of restricted stock or restricted stock units granted under the 2008 Plan may, if the Committee so determines, be credited with dividends paid with respect to the underlying shares or dividend equivalents while they are so held in a manner and with such restrictions as may be determined by the Committee in its sole discretion.

Performance Shares and Performance Units:  Subject to the terms and conditions of the 2008 Plan, the Committee, at any time and from time to time, may grant performance shares or performance units to participants in such amounts and upon such terms as the Committee shall determine.  Each performance share shall have an initial value equal to the fair market value of a share of Common Stock on the date of grant.  Each performance unit shall have an initial value that is established by the Committee at the time of grant which may be less than, equal to, or greater than the fair market value of a share of Common Stock.  The Committee shall set performance criteria for a performance period in its discretion, which, depending on the extent to which they are met, will determine, in the manner determined by the Committee and set forth in the award agreement, the value or number of each performance share or performance unit that will be paid to the participant.

Subject to the terms of the 2008 Plan, the Committee, in its sole discretion, may pay earned performance shares or performance units in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the earned performance shares or performance units, as applicable, at the end of the applicable performance period.  Any shares of Common Stock may be granted subject to any restrictions deemed appropriate by the Committee.  The Committee shall determine whether participants holding performance shares will receive dividend equivalents with respect to dividends declared with respect to the performance shares.

Stock-Based Awards:  The Committee may grant other types of equity-based or equity-related awards not otherwise described by the terms of the 2008 Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions, including, but not limited to, being subject to performance criteria, or in satisfaction of such obligations, as the Committee shall determine.  Such awards may involve the transfer of actual shares of Common Stock to participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

Performance Measures:  Notwithstanding any other terms of the 2008 Plan, the vesting, payability or value (as determined by the Committee) of each award other than a stock option or SAR that, at the time of grant, the Committee intends to be performance-based compensation to a covered employee, shall be determined by the attainment of one or more performance goals as determined by the Committee in conformity with Section 162(m) of the Internal Revenue Code.  A list of general performance measures on which performance goals may be based is set forth in Article 11 of the 2008 Plan.  The Committee shall specify in writing, by resolution or otherwise, the participants eligible to receive such an award (which may be expressed in terms of a class of individuals) and the performance goal(s) applicable to such awards within 90 days after the commencement of the period to which the performance goal(s) relate(s), or such earlier time as required to comply with Section 162(m) of the Internal Revenue Code.  No such award shall be payable unless the Committee certifies in writing, by resolution or otherwise, that the performance goal(s) applicable to the award were satisfied.  In no case may the Committee increase the value of an award of performance-based compensation above the maximum value determined under the performance formula by the attainment of the applicable performance goal(s), but the Committee may retain the discretion to reduce the value below such maximum.

Deferrals

The Committee may permit or require a participant to defer such participant's receipt of any award, or payment in settlement or exercise of any award, provided that any such deferral must comply with the applicable requirements of Section 409A of the Internal Revenue Code.

Tax Matters

The following is a brief summary of certain federal income tax consequences of certain transactions under the 2008 Plan under current laws and regulations.  This summary is not intended to be exhaustive and does not describe state or local tax consequences.

Incentive Stock Options:  The grant of an incentive stock option will not result in any immediate tax consequences to us or the optionee.  An optionee will not recognize taxable income, and we will not be entitled to any deduction upon the timely exercise of an incentive stock option, but the excess of the fair market value of the shares of Common Stock acquired over the stock option price will be an item of tax preference for purposes of the alternative minimum tax.  If the optionee does not dispose of the shares of Common Stock acquired within one year after their receipt (and within two years after the stock option was granted), gain or loss recognized on the subsequent disposition of the shares of Common Stock will be treated as long-term capital gain or loss.  Capital losses of individuals are deductible only against capital gains and a limited amount of ordinary income.  In the event of an earlier disposition, the optionee will recognize ordinary taxable income in an amount equal to the lesser of (i) the excess of the fair market value of the shares of Common Stock on the date of exercise over the stock option price, or (ii) if the disposition is a taxable sale or exchange, the amount of any gain recognized.  Upon such a disqualifying disposition, we will be entitled to a deduction in the same amount and at the same time as the optionee recognizes such ordinary taxable income.

Nonqualified Stock Options:  The grant of a nonqualified stock option will not result in any immediate tax consequences to us or the optionee.  Upon the exercise of a nonqualified stock option, the optionee will recognize ordinary taxable income, and we will be entitled to a deduction, equal to the difference between the stock option price and the fair market value of the shares of Common Stock  acquired at the time of exercise.

Stock Appreciation Rights:  The grant of either a tandem SAR or a freestanding SAR will not result in any immediate tax consequences to us or the grantee.  Upon the exercise of either a tandem SAR or a freestanding SAR, any cash received and the fair market value on the exercise date of any shares of Common Stock received will constitute ordinary taxable income to the grantee.  We will be entitled to a deduction in the same amount and at the same time.

Restricted Stock:  A grantee normally will not recognize taxable income upon an award of restricted stock, and we will not be entitled to a deduction, until the termination of the restrictions.  Upon such termination, the grantee will recognize ordinary taxable income in an amount equal to the fair market value of the shares of Common Stock at that time, plus the amount of any dividends and interest thereon to which the grantee then becomes entitled. However, a grantee may elect to recognize ordinary taxable income in the year the restricted stock is awarded in an amount equal to its fair market value at that time, determined without regard to the restrictions.  We will be entitled to a deduction in the same amount and at the same time as the grantee recognizes income, subject to the limitations of Section 162(m) of the Internal Revenue Code.

Restricted Stock Units, Performance Shares and Performance Units:  The grant of a restricted stock unit, performance share or performance unit will not result in any immediate tax consequences to us or the grantee.  Upon payment of a restricted stock unit, performance share or performance unit, the grantee will recognize ordinary taxable income in an amount equal to the fair market value of the shares of Common Stock or cash received at that time.  We will be entitled to a deduction in the same amount and at the same time, subject to the limitations of Section 162(m) of the Internal Revenue Code.

Payouts of Performance Compensation Awards:  The designation of an award of restricted stock or performance shares or the grant of a restricted stock unit or a performance unit as a performance compensation award will not change the tax treatment described above to an employee who receives such an award or grant.  Such a designation will, however, enable such award or grant to qualify as performance-based compensation not subject to the $1 million limitation on deductible compensation under Section 162(m) of the Internal Revenue Code. Applicable taxes required by law will be withheld from all amounts paid in satisfaction of an award.  The amount of the withholding will generally be determined with reference to the closing price of the shares of Common Stock as reported on the NASDAQ Capital Market on the date of determination.

Golden Parachute Tax and Section 280G of the Internal Revenue Code:  If an award is accelerated as a result of a change in control of us, all or a portion of the value of the award at that time may be a "parachute payment" under Section 280G of the Internal Revenue Code for certain employees and other individuals who perform services for us.  Section 280G generally provides that if parachute payments equal or exceed three times an award holder's average W-2 compensation for the five tax years preceding the year of the change in control, we will not be permitted to claim its deduction with respect to any "excess parachute payments" made to the individual.  An "excess parachute payment" generally is the portion of a parachute payment that exceeds such individual's historical average compensation.  Section 280G of the Internal Revenue Code generally applies to employees or other individuals who perform services for us if within the 12 month period preceding the change in control the individual is one of our officers, a stockholder owning more than one percent of the our stock, or a member of the group consisting of the lesser of the highest paid one percent of our employees or our highest paid 250 employees.  A recipient of an excess parachute payment is subject to a 20 percent excise tax on such excess parachute payment under Section 4999 of the Internal Revenue Code.

The discussion set forth above is intended only as a summary and does not purport to be a complete enunciation or analysis of all potential tax consequences relevant to recipients of awards under the 2008 Plan.  We have not undertaken to discuss the tax treatment of awards under the 2008 Plan in connection with a merger, consolidation, or similar transaction.  Such treatment will depend on the terms of the transaction and the method of dealing with the awards in connection therewith.

Change of Control

Accelerated Vesting and Payment:  Subject to the provisions of the 2008 Plan or as otherwise provided in the award agreement, in the event of a change of control, unless otherwise specifically prohibited under law or by the rules and regulations of a national securities exchange or market on which the shares are listed or traded:

•        Any and all stock options and SARs granted shall be accelerated to become immediately exercisable in full;

•        Any period of restriction and other restrictions imposed on restricted stock or restricted stock units shall lapse, and restricted stock units shall be immediately settled and payable;

•        The target payout opportunities attainable under all outstanding awards of performance-based restricted stock, performance-based restricted stock units, performance shares and performance units (including, but not limited to, awards intended to be performance-based compensation) shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the change of control, and:

•      The vesting of all awards denominated in shares of Common Stock shall be accelerated as of the effective date of the change of control, and shall be paid out to participants within 30 days following the effective date of the change of control; and

•      Awards denominated in cash shall be paid to participants in cash within 30 days following the effective date of the change of control;

•        Upon a change of control, unless otherwise specifically provided in a written agreement entered into between the participant and us or an affiliate, the Committee shall immediately vest and pay out all other stock-based awards as determined by the Committee; and

•        The Committee shall have the ability to unilaterally determine that all outstanding awards are cancelled upon a change in control, and the value of such awards, as determined by the Committee in accordance with the terms of the 2008 Plan and the award agreement, be paid out in cash in an amount based on the change of control price within a reasonable time subsequent to the change in control; provided, however, that no such payment shall be made on account of an incentive stock option using a value higher than the fair market value on the date of settlement.

Alternate Awards:  Subject to certain conditions set forth in the 2008 Plan, no cancellation, acceleration of vesting, lapsing of restrictions, payment of an award, cash settlement, or other payment shall occur with respect to any award if the Committee reasonably determines in good faith prior to the occurrence of a change of control that such award shall be honored or assumed, or new rights substituted therefor by any successor, all as described in the 2008 Plan.

Compliance with Section 280G of the Internal Revenue Code:  In the event that any accelerated award vesting or payment received or to be received by a participant pursuant to the 2008 Plan, referred to herein as a benefit, would (i) constitute a "parachute payment" within the meaning of and subject to Section 280G of the Internal Revenue Code and (ii) but for the limitations set forth in the 2008 Plan, be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then such benefit shall be reduced to the extent necessary so that no portion of the benefit will be subject to the excise tax, as determined in good faith by the Committee; provided, however, that if, in the absence of any such reduction (or after such reduction), the participant believes that the benefit or any portion thereof (as reduced, if applicable) would be subject to the excise tax, the benefit shall be reduced (or further reduced) to the extent determined by the participant in his or her discretion so that the excise tax would not apply.  If, notwithstanding any such reduction (or in the absence of such reduction), the Internal Revenue Service determines that the participant is liable for the excise tax as a result of the benefit, then the participant shall be obligated to return to us, within 30 days of such determination by the Internal Revenue Service, a portion of the benefit sufficient such that none of the benefit retained by the participant constitutes a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code that is subject to the excise tax.

Compliance with Section 409A of the Internal Revenue Code:  To the extent applicable, it is intended that the 2008 Plan and any awards made hereunder shall not provide for the payment of "deferred compensation" within the meaning of Section 409A of the Internal Revenue Code or shall be structured in a manner and have such terms and conditions that would not cause a participant to be subject to taxes and interest pursuant to Section 409A of the Internal Revenue Code.  Notwithstanding anything in the 2008 Plan or in any award agreement to the contrary, to the extent that any amount or benefit that would constitute "deferred compensation" for purposes of Section 409A of the Internal Revenue Code would otherwise be payable or distributable under the 2008 Plan or any award agreement by reason of the occurrence of a change of control or the participant's disability or separation from service, such amount or benefit will not be payable or distributable to the participant by reason of such circumstance unless (i) the circumstances giving rise to such change of control, disability or separation from service meet the description or definition of "change in control event," "disability," or "separation from service," as the case may be, in Section 409A of the Internal Revenue Code, and (ii) the payment or distribution of such amount or benefit would otherwise comply with Section 409A of the Internal Revenue Code and not subject the participant to taxes and interest pursuant to Section 409A of the Internal Revenue Code (which may require, if the participant is a "specified employee" within the meaning of Section 409A of the Internal Revenue Code, that the payment date shall not be earlier than the date that is six months after the date of the participant's separation from service).  This provision does not prohibit the vesting of any award or the vesting of any right to eventual payment or distribution of any amount or benefit under the 2008 Plan or any award agreement.

Amendment, Modification, Suspension, and Termination

The Committee or our Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the 2008 Plan in whole or in part; provided, however, that:

•      Without the prior approval of our stockholders, stock options and SARs issued under the 2008 Plan will not be repriced, replaced, or regranted such that the stock option price of a previously granted stock option or the grant price of a previously granted SAR is effectively reduced from the original stock option price or grant price.

•      No amendment or modification which would increase the total number of shares of Common Stock available for issuance under the 2008 Plan or the total number of shares of Common Stock available for incentive stock options under the 2008 Plan shall be effective unless approved by our stockholders.

•      To the extent necessary under any applicable law, regulation, or securities exchange or market requirement, no amendment shall be effective unless approved by our stockholders in accordance with applicable law, regulation, or securities exchange or market requirement.

Adjustment of Awards

The Committee may make appropriate proportionate adjustments or substitutions in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting us or our financial statements or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the 2008 Plan.

Vote Required for Approval

Approval of Proposal #3 - the stockholder resolution approving the proposed 2008 Plan Amendment - will require the affirmative vote of a majority of the votes cast by the holders of our Common Stock present in person or represented by proxy at the meeting and entitled to vote on the matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL #3.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

On June 13, 2012, the Company entered into the Securities Purchase Agreement with the Investor, pursuant to which the Company has agreed to issue and sell to the Investor 473,934 Shares of newly designated Series C Convertible Preferred Stock for an aggregate purchase price of $2,000,001.48 (i.e., $4.22 per share), subject to the satisfaction of certain conditions precedent set forth in the Securities Purchase Agreement.  Upon issuance the Shares will be convertible into shares of our Common Stock at a ratio of two shares of Common Stock for each share of Series C Convertible Preferred Stock.  David L. Dobbin, the Chairman of our Board, is a principal of the Investor.  Accordingly, the Securities Purchase Agreement constitutes a related party transaction and was reviewed and approved by the Audit Committee.

The Securities Purchase Agreement dated June 13, 2012 reconfirms and continues the Investor's director designation rights under the Prior Purchase Agreement, which provide that as long as the Investor continues to hold at least 50 percent of our outstanding capital stock, (i) our Board shall consist of no more than seven directors, and (ii) the Investor shall have the right to designate four individuals for election to our Board.  Pursuant to the designation rights under both the Prior Purchase Agreement and the Securities Purchase Agreement dated June 13, 2012, the Investor has designated four director nominees for election by the stockholders at the Annual Meeting.  The four individuals designated by the Investor are:  Neil Calvert, David L. Dobbin, Gary J. Heller, and Alan A. Teran.  Information concerning the Investor's designees is set forth under the heading "Director Nominees" under "Proposal #1 - Election of Directors" above.

In addition to the Investor's four designees, both the Prior Purchase Agreement and the Securities Purchase Agreement dated June 13, 2012 provide that the Investor will vote its shares in the election of directors in favor of one individual designated by The Bailey Company and its affiliates (the "Bailey Designee") and one individual designated by Eric W. Reinhard and his affiliates (the "Reinhard Designee").  Geoffrey W. Bailey is the Bailey Designee and Eric W. Reinhard is the Reinhard Designee.

STOCKHOLDER NOMINATIONS AND OTHER PROPOSALS

Any stockholder proposal for the annual meeting of stockholders for the fiscal year ended September 30, 2012, to be held in 2013, must be received by the Company by December 15, 2012 for the proposal to be included in the Company's proxy statement and form of proxy for that meeting.  If notice of a proposal for which a stockholder will conduct his or her own proxy solicitation is not received by the Company by December 15, 2012, such proposal will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) of the Securities Exchange Act of 1934, and the person named in proxies solicited by the Board may use his or her discretionary authority when the matter is raised at the meeting, without including any discussion of the matter in the proxy statement.

OTHER MATTERS

As of the date of this Proxy Statement, our Board does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.  If any other matter is properly brought before the Annual Meeting for action by the stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of our Board or, in the absence of such recommendation, in accordance with the judgment of the proxy holder.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.  The Company files reports, proxy statements, and other information with the SEC.  The public may read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549.  The public may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.  The statements and forms we file with the SEC have been filed electronically and are available for viewing or copy on the SEC maintained Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.  The Internet address for this site can be found at www.sec.gov.

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2011 and copies of the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended December 31, 2011 and March 31, 2012, can be found at the SEC's Internet site.  The Company's Annual Report on Form 10-K (including the financial information set forth therein) is incorporated by reference into this Proxy Statement, as described below.  The Company will provide upon written request, without charge to each stockholder of record as of the record date, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2011, as filed with the SEC.  Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by the Company in furnishing such exhibits.  Any such requests should be directed to the attention of our corporate secretary at the Company's corporate offices located at 601 Corporate Circle, Golden, Colorado 80401.

INCORPORATION OF DOCUMENTS BY REFERENCE

The SEC allows the Company to "incorporate by reference" into this Proxy Statement documents that we file with the SEC.  This means that the Company can disclose important information to you by referring to those documents.  The information incorporated by reference is considered to be a part of this Proxy Statement.  We incorporate by reference the following information form the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2011:

•         the information under the caption "Item 6. Management's Discussion and Analysis of Financial Condition and Results of Operations";

•         the information under the caption "Item 7. Financial Statements"; and

•         the information under the caption "Item 8. Changes In and Disagreements with Accountants on Accounting and Financial Disclosure".

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  YOUR VOTE IS IMPORTANT.

BY ORDER OF THE BOARD OF DIRECTORS

/Boyd E. Hoback/

Boyd E. Hoback

President and Chief Executive Officer

ANNEX A

Securities Purchase Agreement

                This Securities Purchase Agreement (this "Agreement") is dated as of June 13, 2012, between Good Times Restaurants Inc., a Nevada corporation (the "Company"), and Small Island Investments Limited, a Bermuda corporation (the "Investor").

                WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), the Company desires to issue and sell to the Investor, and the Investor desires to purchase from the Company certain securities of the Company, as more fully described in this Agreement.

                NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investor agree as follows:

ARTICLE 1.

DEFINITIONS

1.1              In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

"Action" means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition), or investigation pending or threatened in writing against or affecting the Company, the Subsidiary, or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, or local), stock market, stock exchange, or trading facility.

"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, a Person, as such terms are used in and construed under Rule 144.

"Board" means the Board of Directors of the Company.

"Business Day" means any day except Saturday, Sunday, and any day which is a federal legal holiday.

"Certificate of Designation" means a Certificate of Designation filed by the Company with the Nevada Secretary of State to designate the Series C Preferred and the powers, preferences and rights thereof, and the qualifications, limitations and restrictions thereof, in substantially the form of Exhibit A hereto.

"Closing" means the closing of the purchase and sale of the Shares pursuant to Article 2.

"Closing Date" means the first Business Day on which all of the conditions set forth in Sections 5.1 and 5.2 hereof are satisfied, or such other date as the parties may agree.

"Commission" means the U.S. Securities and Exchange Commission.

"Common Stock" means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereafter be reclassified.

"Company Deliverables" has the meaning set forth in Section 2.3(a).

"Conversion Shares" means the shares of Common Stock issuable upon conversion of the Shares.

"Disclosure Materials" has the meaning set forth in Section 3.1(h).

"Equity Securities" means any (i) Common Stock, (ii) any debt or equity security of the Company convertible into or exchangeable for shares of Common Stock, with or without consideration being paid, (iii) any option, warrant or other right to purchase shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any other security so convertible, or (iv) any debt securities having voting rights, which shall be included in any calculation of beneficial ownership pursuant to Rule 13d-3 promulgated under the Exchange Act as the equivalent of shares of Common Stock having the same voting power.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"GAAP" means U.S. generally accepted accounting principles.

"Investment Amount" means the aggregate purchase price for the Shares purchased by the Investor.

"Investor Deliverables" has the meaning set forth in Section 2.3(b).

"Lien" means any lien, charge, encumbrance, security interest, right of first refusal, or other restriction of any kind.

"Material Adverse Effect" means any of (i) a material and adverse effect on the legality, validity, or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, liabilities, property, business, or condition (financial or otherwise) of the Company and the Subsidiary, taken as a whole, or (iii) a material and adverse impairment to the Company's ability to perform on a timely basis its obligations under any Transaction Document.

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof), or other entity of any kind.

"Preferred Stock" means the preferred stock of the Company, par value $0.001 per share.

"Proceeding" means an action, claim, suit, investigation, or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

"Registration Rights Agreement" means the Registration Rights Agreement, dated as of December 13, 2010, between the Company and the Investor, as amended by the Registration Rights Agreement Amendment.

"Registration Rights Agreement Amendment" means the First Amendment to Registration Rights Agreement, dated as of the Closing Date, between the Company and the Investor, in the form of Exhibit B hereto.

"Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Investor of Registrable Securities (as defined in the Registration Rights Agreement).

"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"SEC Reports" has the meaning set forth in Section 3.1(h).

"Securities Act" means the Securities Act of 1933, as amended.

"Series C Preferred" means a series of Preferred Stock of the Company designated as "Series C Convertible Preferred Stock."

"Shares" means the shares of Series C Preferred to be purchased by the Investor pursuant to this Agreement.

"Subsidiary" means Good Times Drive Thru Inc., a Colorado corporation, a wholly-owned subsidiary of the Company.

"Trading Market" means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ Capital Market, or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

"Transaction Documents" means this Agreement, the Registration Rights Agreement Amendment, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

ARTICLE 2.

PURCHASE AND SALE

2.1.             Purchase and Sale of Shares.  Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to the Investor and the Investor shall purchase from the Company 473,934 Shares for an Investment Amount of $2,000,001.48.

2.2              Closing.  The Closing shall take place remotely by the exchange of documents and signatures at 10:00 a.m. (Mountain time) on the Closing Date or at such other location or time as the parties may agree.

2.3              Closing Deliveries.  At the Closing, the Company shall deliver or cause to be delivered to the Investor (i)  a filed copy of the Certificate of Designation, (ii) a certificate evidencing the Shares, registered in the name of the Investor, and (iii) the duly executed signature page of the Registration Rights Agreement Amendment for the Company (together, the "Company Deliverables").

(b)           At the Closing, the Investor shall deliver or cause to be delivered to the Company (i) the Investment Amount, in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose, and (ii) the duly executed signature page of the Registration Rights Agreement Amendment for the Investor (together, the "Investor Deliverables").

ARTICLE 3.

REPRESENTATIONS AND WARRANTIES

3.1              Representations and Warranties of the Company.  The Company hereby makes the following representations and warranties to the Investor, except as set forth on the schedule of exceptions attached as Exhibit C hereto and made a part hereof by this reference (the "Schedule of Exceptions"):

(a)           Subsidiaries.  The Company has no direct or indirect subsidiaries other than the Subsidiary.  The Company owns, directly or indirectly, all of the capital stock of the Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of the Subsidiary are validly issued and are fully paid, non-assessable, and free of preemptive and similar rights.

(b)           Organization and Qualification.  The Company and the Subsidiary are each duly incorporated or otherwise organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor the Subsidiary is in violation of any of the provisions of its respective articles of incorporation, bylaws, or other organizational or charter documents, except where the violation would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.  The Company and the Subsidiary are duly qualified to conduct their respective businesses, and each is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(c)           Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder.  Upon the approval of the transactions contemplated by the Transaction Documents by the Company's shareholders and the filing of the Certificate of Designation, (i) the execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby shall have been duly authorized by all necessary action on the part of the Company and no further action shall be required by the Company in connection therewith, and (ii) each Transaction Document, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

(d)           No Conflicts.  Upon the approval of the transactions contemplated by the Transaction Documents by the Company's shareholders and the filing of the Certificate of Designation, the execution, delivery, and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or the Subsidiary's articles of incorporation, bylaws, or other organizational or charter documents (including revisions to such organizational or charter documents made in conjunction with and to effect the provisions of this Agreement, if applicable, as disclosed in the Schedule of Exceptions), or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation (with or without notice, lapse of time, or both) of, any agreement or other instrument or other understanding to which the Company or the Subsidiary is a party or by which any property or asset of the Company or the Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree, or other restriction of any court or governmental authority to which the Company or the Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or the Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(e)           Filings, Consents, and Approvals.  The Company is not required to obtain any consent, waiver, authorization, or order of, give any notice to, or make any filing or registration with, any court or other federal, state, provincial, local, or other United States or foreign governmental authority in connection with the execution, delivery, and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of preliminary and definitive proxy materials under the Commission's proxy rules related to approval by the Company's shareholders of the transactions contemplated by the Transaction Documents; (ii) the filing of the Certificate of Designation with the Nevada Secretary of State; (iii) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement; (iv) the filings required, if any, in accordance with Section 4.4; (v) filings required by federal or state securities laws, including Form D pursuant to Regulation D of the Securities Act; and (vi) those that have been made or obtained prior to the date of this Agreement.

(f)            Issuance of the Shares.  Upon the approval of the transactions contemplated by the Transaction Documents by the Company's shareholders and the filing of the Certificate of Designation, (i) the Shares will have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid, and nonassessable, free and clear of all Liens, and (ii) the Company will have reserved from its duly authorized capital stock the shares of Common Stock issuable pursuant to this Agreement in order to issue the Conversion Shares.

(g)           Capitalization.  The number of shares and type of all authorized, issued, and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Company's various option and incentive plans, is specified in the Schedule of Exceptions, which information is accurate as of the date of this Agreement.  Except as specified in the Schedule of Exceptions, no securities of the Company are entitled to preemptive or similar rights, and no Person other than the Investor has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as specified in the Schedule of Exceptions, there are no outstanding options, warrants, scrip rights to subscribe to, calls, or commitments of any character whatsoever relating to, or securities, rights, or obligations convertible into or exchangeable for, or giving any Person other than the Investor any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or the Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.  The issue and sale of the Shares will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investor) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange, or reset price under such securities.

(h)           SEC Reports; Financial Statements.  The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since October 1, 2010 (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedule of Exceptions, the "Disclosure Materials") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and the Subsidiary as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)            Press Releases.  To the Company's best knowledge, the press releases disseminated by the Company since October 1, 2010 taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

(j)            Material Changes.  Since the date of the Company's most recently filed Form 10-Q, except as specifically disclosed in the Schedule of Exceptions, (i) there has been no event, occurrence, or development that has had or that could reasonably be expected to result in a Material Adverse Effect; (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses, and other liabilities incurred in the ordinary course of business consistent with past practice, and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission; (iii) the Company has not altered its method of accounting or the identity of its auditors; (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed, or made any agreements to purchase or redeem any shares of its capital stock; and (v) except as disclosed in the Schedule of Exceptions, the Company has not issued any equity securities to any officer, director, or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

(k)           Litigation.  There is no Action which (i) adversely affects or challenges the legality, validity, or enforceability of any of the Transaction Documents or the Shares, or (ii) except as specifically disclosed in the Schedule of Exceptions, could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor the Subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under any federal, state, or local laws.  There has not been, and to the knowledge of the Company, there is not pending any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such).  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or the Subsidiary under the Exchange Act or the Securities Act.

(l)            Compliance.  Neither the Company nor the Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or the Subsidiary under), nor has the Company or the Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any agreement or instrument to which it is a party or by which it or any of its properties is bound (except where such default or violation has been waived); (ii) is in violation of any order of any United States court, arbitrator, or governmental body; or (iii) is or has been in violation of any statute, rule, or regulation of any United States governmental authority, including without limitation any federal, state, and local law relating to taxes, environmental protection, occupational health and safety, product quality and safety, and employment and labor matters; except in the case of each of clauses  (i), (ii), and (ii) such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

(m)          Regulatory Permits.  The Company and the Subsidiary possess all certificates, authorizations, and permits issued by the appropriate federal, state, or local regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company nor the Subsidiary has received any written or other notice of proceedings relating to the revocation or modification of any such permits.

(n)           Title to Assets.  Except as set forth in the Schedule of Exceptions, the Company and the Subsidiary have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title to all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiary. Any real property and facilities held under lease by the Company and the Subsidiary are held by them under valid, subsisting, and enforceable leases of which the Company and the Subsidiary are in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(o)           Insurance.  The Company and the Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiary are engaged.  The Company has no reason to believe that it will not be able to renew its and the Subsidiary's existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with market for the Company's and the Subsidiary's respective lines of business.

(p)           Environmental Matters.  The Company and the Subsidiary are in compliance with all applicable federal, state, and local laws, regulations, rules, ordinances, and orders which impose requirements relating to environmental protection, hazardous substances, or public or employee health and safety (collectively, "Environmental Laws"), except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(q)           Transactions With Affiliates and Employees.  Except for the transaction contemplated by the Transaction Documents and as otherwise set forth in the Schedule of Exceptions, none of the officers or directors of the Company or the Subsidiary and, to the knowledge of the Company, none of the employees of the Company or the Subsidiary is presently a party to any transaction with the Company or the Subsidiary (other than for services as employees, officers, and directors), including any contract, agreement, or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director, or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, or partner.

(r)            Internal Accounting Controls.  The Company and the Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiary, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-K or 10-Q, as the case may be, is being prepared.  The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures in accordance with Item 307 of Regulation S-K under the Exchange Act for the Company's most recently ended fiscal quarter or fiscal year-end (such date, the "Evaluation Date").  The Company presented in its most recently filed Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 308(c) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

(s)            Certain Fees.  No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank, or other Person with respect to the transactions contemplated by this Agreement.  The Investor shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by the Investor pursuant to written agreements executed by the Investor which fees or commissions shall be the sole responsibility of the Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(t)            Certain Registration Matters.  Assuming the accuracy of the Investor's representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Investor under the Transaction Documents.  Except as set forth in the Schedule of Exceptions, the Company has not granted or agreed to grant to any Person other than the Investor any rights (including "piggy‑back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

(u)           Listing and Maintenance Requirements.  Except as specified in the Schedule of Exceptions, the Company has not, in the two years preceding the date hereof, received notice from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof.  The issuance and sale of the Shares under the Transaction Documents does not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted.

The Investor acknowledges and agrees that the Company has not made and does not make any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.1 and the Schedule of Exceptions.

3.2              Representations and Warranties of the Investor.  The Investor hereby represents and warrants to the Company as follows:

(a)           Organization; Authority.  The Investor is a corporation duly organized, validly existing, and in good standing under the laws of Bermuda with the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery, and performance by the Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Investor.  Each of the Transaction Documents has been (or upon delivery will have been) duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof and thereof, will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

(b)           Investment Intent.  The Investor is acquiring the Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or the Conversion shares or any part thereof, without prejudice, however, to the Investor's right at all times to sell or otherwise dispose of all or any part of such Shares or Conversion Shares in compliance with applicable federal and state securities laws and pursuant to the Registration Rights Agreement.  Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by the Investor to hold the Shares or Conversion Shares for any period of time.  The Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares or Conversion Shares.

(c)           Investor Status.  At the time the Investor was offered the Shares, it was, and at the date hereof it is, (i) knowledgeable, sophisticated, and experienced in making, and qualified to make, decisions with respect to investments in securities representing an investment decision similar to that involved in the purchase of the Shares, including investments in securities issued by the Company and comparable entities, and (ii) an "accredited investor" as defined in Rule 501(a) under Regulation D promulgated the Securities Act.  The Investor shall provide reasonable and customary information to the Company to confirm its accredited investor status.  The Investor is not a registered broker-dealer under Section 15 of the Exchange Act.

(d)           Certain Trading Activities.  The Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company prior to the time that the transactions contemplated by the Transaction Documents are publicly disclosed.

(e)           Reliance on Investor Representations.  The Investor understands that (i) the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder, and any applicable state or foreign securities laws; (ii) the Company is relying upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgements, and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Shares; and (iii) under such laws and rules and regulations the Shares may be resold without registration under the Securities Act only in certain limited circumstances.

(f)            Risks of Investment.  The Investor understands that its investment in the Shares involves a significant degree of risk, and the Investor has full cognizance of and understands all of the risk factors related to the Investor's purchase of the Shares, including, but not limited to, those set forth in the SEC Reports.  The Investor understands that no representation is being made as to the future value of the Shares.  The Investor has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has the ability to bear the economic risks of an investment in the Shares.

(g)           No Approvals.  The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

(h)           Location of Offices.  The Investor's principal executive offices are in the jurisdiction set forth in Section 7.3 hereof.

(i)            Independent Investment Decision.  The Investor has independently evaluated the merits of its decision to purchase Shares pursuant to the Transaction Documents, and has relied on its own industry, business and/or legal advisors in making such decision.

(j)            No Voting Agreements.  The Investor has not entered into any agreement or arrangement regarding the voting or disposition of the Shares.

                The Company acknowledges and agrees that the Investor has not made and does not make any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE 4.

OTHER AGREEMENTS OF THE PARTIES

4.1              Restrictive Legends on Certificates.

(a)           The Shares and/or Conversion Shares may only be disposed of in compliance with federal, state, and foreign securities laws or pursuant to the Registration Rights Agreement.  In connection with any transfer of the Shares or Conversion Shares other than pursuant to an effective registration statement, to the Company, or to an Affiliate of the Investor, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares or Conversion Shares under the Securities Act or any other applicable securities law.

(b)           Certificates evidencing the Shares and/or Conversion Shares will contain the following legend, until such time as it is not required under Section 4.1(c):

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY U.S. STATE OR FOREIGN JURISIDICTION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE AND PROVINCIAL SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(c)           Certificates evidencing Shares and/or any Conversion Shares shall not contain any legend (including the legend set forth in Section 4.1(b)): (i) with respect to a sale or transfer of such Shares or Conversion Shares pursuant to an effective registration statement (including the Registration Statement), or (ii) with respect to a sale or transfer of such Shares or Conversion Shares pursuant to Rule 144.  The Company agrees that following the effective date of the initial Registration Statement filed with the Commission pursuant to the Registration Rights Agreement or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than seven Business Days following the delivery by the Investor to the Company or the Company's transfer agent of a certificate representing Shares or Conversion Shares issued with a restrictive legend, together with the written request of the Investor accompanied by the written representation letter in customary form, deliver or cause to be delivered to the Investor a certificate representing such Shares or Conversion Shares that is free from all restrictive and other legends.

(d)           The Investor agrees that the removal of the restrictive legend from certificates representing Shares or Conversion Shares as set forth in this Section 4.1 is predicated upon the Company's reliance that the Investor will sell any such Shares or Conversion Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

4.2.             Furnishing of Information.

(a)           The Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Securities Act and the Exchange Act.  The Company further covenants that it will take such further action as any holder of Shares may reasonably request, all to the extent required from time to time to enable such Person to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

(b)           The Investor covenants to timely file all reports required to be filed by the Investor after the date hereof pursuant to the Exchange Act, including Sections 13(d) and 16(a) thereof.

4.3.             Indemnification.

(a)           In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Investor and its directors, officers, managers, shareholders, investors, members, partners, employees, and agents (each, an "Investor Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs, and expenses, including all judgments, amounts paid in settlements, court costs, and reasonable attorneys' fees and costs of investigation (collectively, "Losses"), that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach, or inaccuracy of any representation, warranty, covenant, or agreement made by the Company in any Transaction Document.

(b)           In addition to the indemnity provided in the Registration Rights Agreement, the Investor will indemnify and hold the Company and its directors, officers, managers, shareholders, investors, members, partners, employees, and agents (each, a "Company Party") harmless from any and all Losses that any such Company Party may suffer or incur as a result of or relating to any misrepresentation, breach, or inaccuracy of any representation, warranty, covenant, or agreement made by the Investor in any Transaction Document.

4.4.             Listing of Shares.  The Company agrees, (i) it will utilize its best efforts to continue the listing and trading of its Common Stock on its current Trading Market on the date of this Agreement and will comply in all material respects with the Company's reporting, filing, and other obligations under the bylaws or rules of such Trading Market, (ii) it will make such required notice or other filing with respect to the transactions contemplated by this Agreement and the Shares with its current Trading Market and obtain any approvals, and (iii) if the Company applies to have the Common Stock traded on any Trading Market other than that of the date of this Agreement, it will include in such application the Shares, and will take such other action as is necessary or desirable to cause the Shares to be listed on such other Trading Market as promptly as possible.

4.5.             Conduct of Business Prior to Closing.  From the date hereof until the Closing, except as otherwise provided in this Agreement or consented to in writing by the Investor (which consent shall not be unreasonably withheld or delayed), the Company and the Subsidiary shall conduct their respective businesses in the ordinary course consistent with past practice, and, at the Closing, the Company shall deliver to the Investor a Certificate of Good Standing for each of the Company and the Subsidiary.

4.6.             Use of Proceeds.  The Company shall use the net proceeds from the sale of the Shares hereunder to pay the outstanding principal and accrued interest under its note to Wells Fargo Bank, N.A. and for other corporate purposes approved by the Board.

4.7              Board Composition.  So long as the Investor holds at least fifty percent of the Company's then outstanding capital stock (i) the Board shall not consist of more than seven directors, and (ii) the Investor shall have a right to designate four members of the Company's Board (the "Investor Designees"), and the Company agrees to include the Investor Designees on its slate of directors recommended for approval at each annual meeting of the Company's shareholders.  The Investor shall vote its shares in any election of directors in favor of (x) its four designees, (y) one Person designated by The Bailey Company (the "Bailey Designee"), and (z) one Person designated by Eric W. Reinhard (the "Reinhard Designee"); provided, however, that if The Bailey Company or Eric W. Reinhard (in each case, together with its or his Affiliates) ceases to own at least 200,000 shares of the Company's Common Stock (adjusted for any stock splits, reverse splits or similar capital stock transactions), then in lieu of the Bailey Designee or the Reinhard Designee, as the case may be, the Investor agrees to vote its shares in any election of directors in favor of a Person, other than an Investor Designee, who receives the majority of votes of holders of Common Stock other than the Investor.  The Investor agrees that The Bailey Company and Eric W. Reinhard constitute third party beneficiaries of the foregoing provision.

4.8              Purchase Rights.  For so long as the Investor continues to hold at least 75 percent of the Shares and/or Conversion Shares, the Company hereby grants to the Investor rights to purchase securities of the Company for the purpose of maintaining up to its percentage ownership interest of the Company, as set forth in the provisions below.

(a)           Subsequent Offerings.  The Investor shall have a right of first refusal (the "Purchase Right") to purchase up to its "Pro Rata Share" of all Equity Securities which may be issued and sold by the Company other than those excluded pursuant to Section 4.8(c) below.  The Investor's Pro Rata Share shall be calculated as of the time immediately prior to the issuance of such Equity Securities by the Company as the ratio of (i) the number of shares of Common Stock beneficially owned by the Investor on a fully diluted basis at such time to (ii) the total number of shares of Common Stock of the Company outstanding on a fully diluted basis at such time

(b)           Exercise of Rights.

(i)            If the Company proposes to issue any Equity Securities, it shall first give the Investor written notice (the "Company's Issuance Notice") of its intention, describing the Equity Securities, the price and the other terms and conditions upon which the Company proposes to issue such Equity Securities.  The Investor shall have ten Business Days after the giving of the Company's Issuance Notice to agree to purchase up to its Pro Rata Share of the Equity Securities, for the price and upon the other terms and conditions specified in the notice, by giving written notice to the Company (the "Investor's Purchase Notice") and stating therein the quantity of such Equity Securities to be purchased.  If the Investor exercises its Purchase Right hereunder, the Company and the Investor shall then effect the sale and purchase of the Equity Securities at the closing of the issuance of Equity Securities described in the Company's Issuance Notice.  On the date of such closing, the Company shall deliver to the Investor the certificates representing the Equity Securities to be purchased by the Investor, each certificate to be properly endorsed for transfer, and at such time, the Investor shall pay the purchase price for the Equity Securities.

(ii)           Issuance of Equity Securities to Other Persons.  If the Investor fails to exercise in full its Purchase Right, the Company shall have sixty days thereafter to sell the Equity Securities in respect of which the Investor's Purchase Right was not exercised, at a price and upon general terms and conditions no more favorable to the purchasers thereof than specified in the Company's Issuance Notice.  If the Company has not sold such Equity Securities within such sixty days, the Company shall not thereafter issue or sell any Equity Securities, without first again complying with this Section 4.8.

(iii)          Exercise of Options and Warrants.  Notwithstanding the foregoing, the Investor's Purchase Right with respect to Common Stock issued by the Company upon the exercise of incentive stock options or warrants outstanding on the date of this Agreement or subsequently issued pursuant to the Company's existing equity incentive plan shall be governed exclusively by Section 4.8(d).

(c)           Excluded Securities.  The Purchase Rights established by this Section 4.8 shall have no application to any of the following Equity Securities:

(i)            Subject to the applicable provisions of the Registration Rights Agreement, Equity Securities issued and sold by the Company in an underwritten public offering thereof under a then-effective registration statement under the 1933 Act; or

(ii)           Any Common Stock issued as consideration in connection with or relating to any acquisitions, mergers or strategic partnership transactions of the Company or the Subsidiary (other than transactions entered into primarily for equity financing purposes) that have been approved by the Board after the Closing Date.

4.9.             Adjustments to Purchase Price due to Stock Dividends, Combinations, or Splits.  If, prior to the Closing, the outstanding shares of Common Stock are subdivided, by stock split, or otherwise, into a greater number of shares of Common Stock, or if the Company shall declare or pay any dividend on the Common Stock payable in shares of Common Stock, then the number of Shares issuable to the Investor at the Closing shall be proportionately increased, and the purchase price per share shall be proportionately decreased, upon the occurrence of such event.  If, prior to the Closing, the outstanding shares of Common Stock are combined or consolidated, by reclassification, reverse stock split, or otherwise, into a lesser number of shares of Common Stock, then the number of Shares issuable to the Investor at the Closing shall be proportionately decreased, and the purchase price per Share shall be proportionately increased, upon the occurrence of such event.

4.10            Best Efforts.  Each party shall use its commercially reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate the transactions contemplated by the Transaction Documents as soon as practicable after the date hereof.

ARTICLE 5.

CONDITIONS PRECEDENT TO CLOSING

5.1              Conditions Precedent to the Obligations of the Investor to Purchase Shares.  The obligation of the Investor to acquire Shares at the Closing is subject to the satisfaction or waiver by the Investor, at or before the Closing, of each of the following conditions:

(a)           Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct in all material respects (or true and correct in all respects as to representations and warranties which are qualified by materiality) as of the date when made and as of the Closing as though made on and as of such date;

(b)           Performance.  The Company shall have performed, satisfied, and complied in all material respects with all covenants, agreements, and conditions required by the Transaction Documents to be performed, satisfied, or complied with by it at or prior to the Closing;

(c)           Consents.  The Company shall have received all consents, waivers, authorizations, and approvals from third parties necessary in connection with the transactions contemplated by the Transaction Documents, and no such consent, waiver, authorization, or approval shall have been revoked;

(d)           No Injunction.  No statute, rule, regulation, executive order, decree, ruling, or injunction shall have been enacted, entered, promulgated, or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(e)           No Adverse Changes.  Since the date of execution of this Agreement, no event or series of events shall have occurred that constitute or reasonably could have or result in a Material Adverse Effect;

(f)            No Suspensions of Trading in Common Stock; Listing.  Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Business Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, the Common Stock shall have been at all times since such date listed for trading on a Trading Market, and the Company shall have obtained all approvals necessary for continued listing of its Common Stock on a Trading Market;

(g)           Shareholder Approval.  The Company's shareholders shall have authorized and approved the issuance and sale of the Shares in accordance with the terms and provisions of this Agreement, which approval shall include a majority of the outstanding shares of capital stock of the Company not held by the Investor or its Affiliates;

(h)           Filing of Certificate of Designation.  The Certificate of Designation shall have been filed with the Nevada Secretary of State and shall be in full force and effect; and

(i)            Company Deliverables.  The Company shall have delivered the Company Deliverables in accordance with Section 2.3(a).

5.2              Conditions Precedent to the Obligations of the Company to Sell Shares.  The obligation of the Company to sell Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a)           Representations and Warranties.  The representations and warranties of the Investor contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

(b)           Performance.  The Investor shall have performed, satisfied, and complied in all material respects with all covenants, agreements, and conditions required by the Transaction Documents to be performed, satisfied, or complied with by the Investor at or prior to the Closing;

(c)           Consents.  The Company shall have received all consents, waivers, authorizations, and approvals from third parties necessary in connection with the transactions contemplated by the Transaction Documents, and no such consent, waiver, authorization, or approval shall have been revoked;

(d)           No Injunction.  No statute, rule, regulation, executive order, decree, ruling, or injunction shall have been enacted, entered, promulgated, or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(e)           Shareholder Approval.  The Company's shareholders shall have authorized and approved the issuance and sale of the Shares in accordance with the terms and provisions of this Agreement, which approval shall include a majority of the outstanding shares of capital stock of the Company not held by the Investor or its Affiliates;

(f)            Filing of Certificate of Designation.  The Certificate of Designation shall have been filed with the Nevada Secretary of State and shall be in full force and effect; and

(g)           Investor Deliverables.  The Investor shall have delivered its Investor Deliverables in accordance with Section 2.3(b).

ARTICLE 6.

TERMINATION PRIOR TO CLOSING

6.1              Termination.  This Agreement may be terminated and the transactions contemplated hereunder abandoned at any time prior to the Closing only as follows:

(a)           by the Investor or the Company, upon written notice to the other, if the Closing shall not have taken place and all conditions thereto have not been satisfied by 6:30 p.m., Mountain Time, on September 30, 2012, or such later date as may be required solely in order to seek the approval of the Company's shareholders; provided, that the right to terminate this Agreement pursuant to this Section 6.1(a) shall not be available to any party whose failure to perform any of its obligations under this Agreement is the primary cause of the failure of the Closing to have occurred by such date and time; or

(b)           by the Investor or the Company if the Company's shareholders do not vote to approve the issuance and sale of the Shares at a shareholder meeting duly called and held for such purposes or any adjournment or postponement thereof; or

(c)           at any time by mutual agreement of the Company and the Investor; or

by the Investor, if there has been a material breach of any representation or warranty, or covenant or obligation, of the Company contained herein and the same has not been cured within 15 days after notice thereof; or

(d)           by the Company, if there has been a material breach of any representation, warranty, or covenant of the Investor contained herein and the same has not been cured within 15 days after notice thereof.

6.2          Effect of Termination.  Except as otherwise provided in this Agreement, any termination pursuant to this Article 6 shall be without liability on the part of any party, unless such termination is the result of a material breach of this Agreement by a party to this Agreement in which case such breaching party shall remain liable for such breach notwithstanding any termination of this Agreement.

6.3              Extension; Waiver.  At any time prior to the Closing, the Investor or the Company may (a) extend the time for the performance of any of the obligations of the other party hereto, (b) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein.  Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

ARTICLE 7.

MISCELLANEOUS

7.1              Fees and Expenses.  Each party shall pay the expenses incurred by such party incident to the negotiation, preparation, execution, delivery, and performance of the Transaction Documents.  The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Shares.

7.2              Entire Agreement.  The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, discussions, and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits, and schedules.

7.3              Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile on a Business Day, (b) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (c) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company:             Good Times Restaurants Inc.

                                                                                601 Corporate Circle

                                                                                Golden, CO 80401

                                                                                Facsimile: (303) 384-1400

                                                                                Attention:  Boyd E. Hoback, President & CEO

                                If to the Investor:                Small Island Investments Limited

                                                                                50 Congress Street, Suite 900

                                                                                Boston, MA 02109

                                                                                Facsimile: (617) 720-2102

                                                                                Attention: David Dobbin

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

7.4              Amendments; Waivers; No Additional Consideration.  Except as provided in Section 6.3 above, no provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Investor.  No waiver of any default with respect to any provision, condition, or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition, or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

7.5              Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties and their counsel to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

7.6              Successors and Assigns.  The rights and obligations of the parties hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of each party.  No party may assign its rights or obligations under this Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of the other party; provided, however, that the Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate without the prior written consent of the Company, provided, that no such assignment shall affect the obligations of the Investor hereunder.  In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of this Agreement by executing and agreeing to an assumption agreement reasonably acceptable to the other party.

7.7              No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.3.

7.8              Governing Law.  All questions concerning the construction, validity, enforcement, and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof.  If any party shall commence a Proceeding to enforce any provision of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party to the Proceeding for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation, and prosecution of such Proceeding.

7.9              Survival.  The representations, warranties, agreements, and covenants contained herein shall survive the Closing and the delivery of the Shares for a period of 12 months thereafter, after which time they shall expire and be of no further force or effect.

7.10            Execution.  This Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same agreement, and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic signature page were an original thereof.

7.11            Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

7.12            Replacement of Shares.  If any certificate or instrument evidencing any Shares or Conversion Shares is mutilated, lost, stolen, or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, or destruction and customary and reasonable indemnity, if requested.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares or Conversion Shares.  If a replacement certificate or instrument evidencing any Shares or Conversion Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

7.13            Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investor and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

7.14            Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement.  This Agreement shall become effective when counterparts have been signed by the Company and the Investor and such counterparts have been delivered to the Investor (in the case of the Company's signature) or the Company (in the case of the Investor's signature), it being understood that the parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic signature page were an original thereof.

[Remainder of Page Intentionally Left Blank.]

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

GOOD TIMES RESTAURANTS INC.

By:         /s/ Boyd E. Hoback

Name: Boyd E. Hoback

Title: President & CEO

INVESTOR:

SMALL ISLAND INVESTMENTS LIMITED

By:         /s/ David L. Dobbin

Name: David L. Dobbin

Title: Chairman

EXHIBIT A

CERTIFICATE OF

DESIGNATIONS, PREFERENCES, AND RIGHTS

OF

SERIES C CONVERTIBLE PREFERRED STOCK

OF GOOD TIMES RESTAURANTS INC.

Pursuant to Nevada Revised Statutes ("NRS") 78.1955

                The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors (the "Board of Directors") of Good Times Restaurants Inc., a Nevada corporation (the "Corporation"), pursuant to authority granted to the Board of Directors under Article IV of the Corporation's Articles of Incorporation, as amended (the "Articles of Incorporation"), and in accordance with the provisions of NRS 78.1955:

                RESOLVED, that pursuant to the authority invested in the Board of Directors by the Articles of Incorporation and out of the Corporation's preferred stock, $0.001 par value per share (the "Preferred Stock") authorized therein, 473,934 shares of the Preferred Stock be, and hereby are, created and designated as "Series C Convertible Preferred Stock," and the voting powers, preferences and relative, participating, optional and other special rights of the shares of the Series C Preferred Stock, and the qualifications, limitations, and restrictions of such shares (this "Certificate of Designations"), are as follows:

1. Designation and Amount.  The shares of such series shall be designated "Series C Convertible Preferred Stock" (the "Series C Preferred Stock") and the number of shares constituting such series shall be 473,934.

2. Dividends.

(a)           From and after the date of the issuance of any shares of Series C Preferred Stock (the "Original Issuance Date"), dividends shall accrue on such shares of Series C Preferred Stock at the rate of 8.0% per annum of the Series C Original Issue Price (as hereafter defined), subject to adjustment as provided in Section 2(c) (the "Accruing Dividends").  The Accruing Dividends shall be payable quarterly on August 15, November 15, February 15, and  May 15 of each year (each, a "Payment Date") and such dividends shall be cumulative if not paid.  The Corporation shall not declare, pay, or set aside any dividends on shares of Common Stock or any other stock ranking with respect to dividends or on liquidation junior to the Series C Preferred Stock (such stock being referred to hereinafter collectively as "Junior Stock") unless the holders of the Series C Preferred Stock then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding share of Series C Preferred Stock in an amount at least equal to the greater of (i) the amount of the aggregate Accruing Dividends then accrued on such share of Series C Preferred Stock and not previously paid and (ii) to the extent that the Board of Directors duly approves a dividend to be paid on the Common Stock, the amount such holder would have received had such holder converted its Series C Preferred Stock into Common Stock

1 The Series C Original Issue Price shall be equal to two times the closing price of the Corporation's Common Stock on the day prior to execution of the Securities Purchase Agreement.

immediately prior to such distribution.  For purposes hereof, the term "Series C Original Issue Price" shall mean $4.22 per share,1 subject to appropriate adjustment in the event of any stock dividend, stock split, stock distribution, combination, or other similar recapitalization with respect to the Series C Preferred Stock.

(b)           Notwithstanding anything in this Certificate of Designations to the contrary, if at any time after the Original Issuance Date, the Aggregate Cash Flow (as hereafter defined) of the Corporation for its four preceding fiscal quarters is less than 150% of the Company's aggregate of its principal and interest debt payments and capital lease payments during that period, as determined in the good faith discretion of the Board of Directors, the Accruing Dividends shall not be payable until a Payment Date upon which the foregoing condition no longer exists.  At such Payment Date the Corporation shall pay the Accruing Dividends (without interest thereon) due on that Payment Date together with any other accrued but unpaid Accruing Dividends to the extent that the subtraction of such accrued but unpaid Accruing Dividends and of the Accruing Dividends due and paid on such Payment Date from Aggregate Cash Flow for such four preceding fiscal quarters does not cause the Aggregate Cash Flow for such four preceding fiscal quarters to become less than 150% of the Corporation's aggregate principal and interest debt payments and capital lease payments during that period.  For purposes hereof, the term "Aggregate Cash Flow" shall mean the net income of the Corporation, plus interest, depreciation and amortization expenses, plus or minus other non-cash adjustments to net income, and less Accruing Dividends paid during the applicable fiscal quarters, as determined in the good faith discretion of the Board of Directors.

(c)           If the Series C Preferred Stock has not been converted to Common Stock within 18 months following the Original Issuance Date, thereafter (i) the rate of Accruing Dividends shall increase to 15% per annum from the date that is 18 months after the Original Issuance Date until converted or until the Series C Preferred Stock is no longer outstanding, and (ii) the Corporation may upon the approval of a majority of the disinterested Directors of the Corporation, and with 20 days prior written notice to the holders of the Series C Preferred Stock, redeem all or from time to time a portion of the Series C Preferred Stock by the payment for such redeemed Series C Preferred Stock of the Series C Liquidation Preference Payment set forth in Section 3(a) below.

3. Liquidation.

(a)           In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the holders of shares of Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of Junior Stock upon such liquidation, dissolution, or winding up, an amount equal to (i) the Series C Original Issue Price per share, plus (ii) an amount equal to all Accruing Dividends accrued but unpaid on each share computed to the date payment thereof is made (the "Series C Liquidation Preference Payment").  If upon any such liquidation, dissolution, or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series C Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series C Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full.

(b)           Upon any such liquidation, dissolution, or winding up of the Corporation, immediately after the holders of Series C Preferred Stock shall have been paid in full the Series C Liquidation Preference Payment, the remaining net assets of the Corporation available for distribution shall be distributed among the holders of Junior Stock.

(c)           The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of more than fifty percent of the voting power or shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (other than a merger to reincorporate the Corporation in a different jurisdiction), and the sale, lease, transfer, or other disposition (but exclusive of a collateral pledge) by the Corporation of all or substantially all its assets, shall be deemed a liquidation, dissolution, or winding up of the Corporation within the meaning of the provisions of this Section 3.

4. Voting.

(a)           Each issued and outstanding share of Series C Preferred Stock, shall be entitled to the number of votes equal to the number of shares of Common Stock into which each such share of Series C Preferred Stock is then convertible, at each meeting of stockholders of the Corporation (or pursuant to any action by written consent) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration.  Except as provided by law and by the provisions of Section 4(b) below, holders of Series C Preferred Stock shall vote together with the holders of Common Stock as a single class.

(b)           In addition to any other rights provided by law, for as long as at least three-fourths of the shares of Series C Preferred Stock remain outstanding and for so long as at least three-fourths of the shares of Common Stock into which the Series C Preferred Stock has been converted remains held by the former holders of such converted Series C Preferred Stock, the Corporation shall not, and shall not cause or permit any of its subsidiaries to, (whether by merger, recapitalization or otherwise), either directly or indirectly, without the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series C Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class:

(i)            Liquidate, dissolve or wind up the Corporation; consolidate or merge into or with any other entity or entities which results in the exchange of more than fifty percent of the voting power or shares of the Corporation (other than a merger to reincorporate the Corporation in a different jurisdiction); or sell, lease, abandon, transfer, or otherwise dispose of all or substantially all of the Company's total assets (but exclusive of a collateral pledge);

(ii)           Enter into any material agreement for the acquisition of another entity outside of its core business operations;

(iii)          Amend, alter, or repeal the Corporation's Articles of Incorporation (including this Certificate of Designations);

(iv)          Institute any increase in the outstanding shares of Preferred Stock of any class or series or issue any Common Stock in a material amount at less than $3.00 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, stock distribution, combination, or other similar recapitalization with respect to the Common Stock), other than pursuant to commitments or rights outstanding on the date of this Certificate of Designations or pursuant to options or other equity incentives granted at any time to employees, consultants, or Directors of the Corporation (provided that such excluded options or equity incentives are approved by a majority of the disinterested members of the Board of Directors);

(v)           Cause any redemption, repurchase, or other acquisition for value of any of the Corporation's equity securities, other than from present or former consultants, directors, or employees pursuant to the terms of a stock option plan of the Corporation;

(vi)          Institute any amendment of the Bylaws of the Corporation  which is directly detrimental to the rights and preferences of the Series C Preferred Stock;

(vii)         Institute any payment of cash dividends or other distributions on any shares of Common Stock;

(viii)        Enter into any debt agreements in excess of $500,000, other than the refinance or extension of the existing PFGI II LLC note payable; or

(ix)          Increase the maximum number of directors constituting the Board of Directors of the Corporation in excess of seven.

5.             Conversion.

(a)           Right to Convert.  Subject to the terms and conditions of this Section 5, the holders of Series C Preferred Stock shall have the right at any time to convert outstanding shares of Series C Preferred Stock into fully paid and nonassessable shares of Common Stock, at an initial conversion ratio of two shares of Common Stock for each one share of Series C Preferred Stock surrendered for conversion, subject to adjustment as provided in Sections 5(d) and 5(e) below.  Such right of conversion shall be exercised by a holder of Series C Preferred Stock by giving written notice to the Corporation stating that the holder elects to convert a stated number of shares of Series C Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series C Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names, with addresses, in which the certificate or certificates for shares of Common Stock shall be issued.

(b)           Issuance of Certificate; Time Conversion Effected.  Promptly after the receipt of the written notice referred to in Section 5(a) and surrender of the certificate or certificates for the share or shares of Series C Preferred Stock to be converted, the Corporation shall issue and deliver, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series C Preferred Stock.  Such conversion shall be deemed to have been effected as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered, and at such time the rights of the holder of such share or shares of Series C Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.  Upon any such conversion, all accrued but unpaid Accruing Dividends shall be paid in cash within seven days following the conversion date (unless there are no legally available funds with which to make such cash payment, in which event such cash payment shall be made as soon as possible).

(c)           Fractional Shares; Partial Conversion.  No fractional shares shall be issued upon conversion of Series C Preferred Stock into Common Stock.  If any fractional share of Common Stock would, except for the provisions of the foregoing sentence, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series C Preferred Stock for conversion an amount in cash equal to the current fair market value of such fractional share as determined in the good faith discretion of the Board of Directors.  If the number of shares of Series C Preferred Stock represented by the certificate or certificates surrendered pursuant to Section 5(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series C Preferred Stock represented by the certificate or certificates surrendered which are not converted.

(d)           Subdivision or Combination of Common Stock.  In case the Corporation shall at any time subdivide (by stock split, stock dividend, or otherwise) its outstanding shares of Common Stock into a greater number of shares, the number of shares of Common Stock into which the Series C Preferred Stock is convertible shall be proportionately increased.  In case the Corporation shall at any time combine (by reverse stock split or otherwise) its outstanding shares of Common Stock into a lesser number of shares, the number of shares of Common Stock into which the Series C Preferred Stock is convertible shall be proportionately decreased.

(e)           Reorganization or Reclassification.  If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of Series C Preferred Stock shall upon conversion of the Series C Preferred Stock as described in this Certificate of Designations have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately therefor receivable upon the conversion of such share or shares of Series C Preferred Stock, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such Common Stock immediately receivable upon such conversion had such reorganization or reclassification not taken place.  In any such case, appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise of such conversion rights.

(f)            Mandatory Conversion.  At any time after 36 months following the Original Issuance Date, the Corporation may, at its option, upon at least 20 days' written notice to the holders of Series C Preferred Stock pursuant to Section 5(g) below, demand that each share of Series C Preferred Stock be automatically converted into shares of Common Stock; provided, however, that each of the following conditions is satisfied:

(i)            The Common Stock shall have a trailing 20 consecutive trading day volume weighted average price ("VWAP") of not less than $3.50 per share.  The formula for the VWAP shall be calculated as follows:  for each trade during the 20 day period prior to the date of the mandatory conversion notice, the number of shares traded shall be multiplied by the trade price with the product of each such transaction summed and the total of all such products divided by the total number of shares traded over such 20-day period.  In the event of any subdivision or combination of Common Stock as described in Section 5(d), the foregoing $3.50 per share of Common Stock VWAP shall be proportionately decreased or increased to reflect such changed number of outstanding shares of Common Stock;

(ii)           The average daily volume shall not be less than 50,000 shares per day for each of the 20 trading days prior to the date of the mandatory conversion notice;

(iii)          At the time of such notice, the Common Stock of the Corporation shall be listed for trading on a nationally recognized securities exchange or automated quotation system and for a continuous period of at least three months prior to the date of such notice; and

(iv)          During the foregoing three-month period, the Corporation shall have publicly reported its financial results for its most recently completed fiscal quarter prior to the date of such notice.

                Notwithstanding the foregoing, each share of Series C Preferred Stock shall automatically be converted into shares of Common Stock in the event of (A) an underwritten public offering of shares of the Corporation's stock at a per-share offering price (prior to underwriting commissions and expenses) of not less than $3.00 per share (as adjusted for stock splits and combinations) and for total gross offering proceeds of not less than $10,000,000 (a "Qualified Public Offering"), or (B) a sale of all or substantially all of the assets of the Corporation which has the effect of valuing the Common Stock of the Corporation at not less than $3.00 per share.  In the event of any subdivision or combination of Common Stock as described in Section 5(d), the foregoing $3.00 per share of Common Stock consideration shall be proportionately decreased or increased to reflect such changed number of outstanding shares of Common Stock.

(g)           Notice of Mandatory Conversion; Conversion Procedure.  All holders of record of shares of Series C Preferred Stock shall be given at least 20 days' prior written notice of the date fixed and the place designated for mandatory conversion of all of such shares of Series C Preferred Stock pursuant to Section 5(f).  Such notice shall be sent by mail, first class, postage prepaid, to each record holder of shares of Series C Preferred Stock at such holder's address appearing on the stock register.  On or before the date fixed for conversion, each holder of shares of Series C Preferred Stock shall surrender its certificates or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 5.  All certificates evidencing shares of Series C Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the date such certificates are so required to be surrendered, be deemed to have been retired and canceled and the shares of Series C Preferred Stock represented thereby converted into shares of Common Stock as described above for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date.   Upon any such mandatory conversion of Series C preferred Stock, all accrued but unpaid Accruing Dividends thereon shall be paid in cash within seven days following the conversion date (unless there are no legally available funds with which to make such cash payment, in which event such cash payment shall be made as soon as possible).

(h)           Stock to be Reserved.  The Corporation shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series C Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series C Preferred Stock.  The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.  The Corporation shall take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any securities exchange upon which the Common Stock may be listed.

(i)            Closing of Books.  The Corporation shall at no time close its transfer books against the transfer of any Series C Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series C Preferred Stock in any manner which interferes with the timely conversion of such Series C Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

6.             Amendments.  No provision of this Certificate of Designations of the terms of the Series C Preferred Stock may be amended, modified, or waived without the written consent or affirmative vote of the holders of a majority of the then-outstanding shares of Series C Preferred Stock.

                IN WITNESS WHEREOF, Good Times Restaurants Inc. has caused this Certificate of Designations, Preferences, and Rights of Series C Convertible Preferred Stock to be duly executed by its President and Chief Executive Officer this __ day of _________, 2012.

                                                                                                        GOOD TIMES RESTAURANTS INC.

                                                                                                        By: ____________________________________

                                                                                                        Name:      Boyd E. Hoback

                                                                                                        Its:            President and Chief Executive Officer

EXHIBIT B

FIRST AMENDMENT TO

REGISTRATION RIGHTS AGREEMENT

                This FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made and entered into as of __________, 2012, by and between Good Times Restaurants Inc., a Nevada corporation (the "Company"), and Small Island Investments Limited, a Bermuda corporation (the "Investor").  This Amendment amends the Registration Rights Agreement dated as of December 13, 2010 (the "Registration Rights Agreement") between the Company and the Investor.  Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to such terms in the Registration Rights Agreement.

                WHEREAS, the Company and the Investor are parties to that certain Securities Purchase Agreement dated as of June 13, 2012 (the "Purchase Agreement"), pursuant to which the Company has agreed to sell and issue to the Investor, and the Investor has agreed to purchase from the Company, shares of the Company's Series C Convertible Preferred Stock (the "Series C  Shares");

                WHEREAS, the Company and the Investor desire to amend the Registration Rights Agreement as set forth herein to include the shares of the Company's Common Stock issued or issuable to the Investor upon conversion of the Series C Shares as Registrable Securities; and

WHEREAS, Section 8(a) of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended only by a writing signed by the Company and the Investor.

                NOW, THEREFORE, in consideration of the mutual covenants, agreements, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Investor hereby agree as follows:

1.             Amendment of Registration Rights Agreement.

(a)           The following defined terms shall be added to Section 1 of the Registration Rights Agreement:

"Preferred Stock" shall mean the preferred stock of the Company, par value $0.001 per share.

"Series C Preferred Stock" shall mean a series of Preferred Stock of the Company designated as "Series C Convertible Preferred Stock."

"Series C Shares" shall mean the shares of Series C Preferred Stock to be issued to the Investor under the Securities Purchase Agreement dated June 13, 2012 between the Company and the Investor (the "Series C Purchase Agreement").

(b)           The definition of "Registrable Securities" in Section 1 of the Registration Rights Agreement shall be amended to read in its entirety as follows:

"Registrable Securities" shall mean (i) the Shares, (ii) any shares of Common Stock issued or issuable to the Investor upon conversion of the Series C Shares; and (iii) any other securities issued or issuable with respect to or in exchange for Registrable Securities; provided, that a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144, or (B) such security becoming eligible for sale by the Investor without restriction pursuant to Rule 144.

2.             Effect of this Amendment.  Except as specifically amended as set forth herein, each term and condition of the Registration Rights Agreement shall continue in full force and effect.

3.             Counterparts; Facsimile Signatures.  This Amendment may be executed or consented to in counterparts, each of which shall be deemed an original and all which taken together shall constitute one and the same instrument.  This Amendment may be executed and delivered by facsimile or electronically and, upon such delivery, the facsimile or electronically transmitted signature shall be deemed to have the same effect as if the original signature had been delivered to the other party.

[Remainder of Page Intentionally Left Blank.]

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

GOOD TIMES RESTAURANTS INC.

By:_________________________________

Name:    Boyd E. Hoback

Title:       President & CEO

INVESTOR:

SMALL ISLAND INVESTMENTS LIMITED

By:_________________________________

Name:    David L. Dobbin

Title:       Chairman

EXHIBIT C

SCHEDULE OF EXCEPTIONS

Pursuant to the Securities Purchase Agreement, dated as of June 13, 2012 (the "Purchase Agreement"), by and between Good Times Restaurant Inc., a Nevada corporation (the "Company"), and Small Island Investments Limited, a Bermuda corporation (the "Investor"), this Schedule of Exceptions is being delivered by the Company to the Investor.  All defined terms herein have the same meanings assigned to them in the Purchase Agreement, unless otherwise defined.

The representations and warranties of the Company set forth in Section 3.1 of the Purchase Agreement are made and given subject to the disclosures in this Schedule of Exceptions.  The section numbers in this Schedule of Exceptions correspond to the section numbers of the Purchase Agreement requiring such disclosure.  Any information disclosed herein under any section number in Section 3.1 of the Purchase Agreement shall be deemed to be disclosed and incorporated into any other section number under Section 3.1 of the Purchase Agreement where the applicability of such disclosure to such other section number is reasonably apparent to the Investor based on the face of such disclosure.

Section 3.1(e):  As discussed in Section 3.1(g) of this Schedule of Exceptions, the Company intends to obtain waivers from its Series B investors of their participation rights with respect to this transaction.

Section 3.1(g):  Immediately prior to the Closing, the authorized capital stock of the Company consists of (i) 50,000,000 shares of Common Stock, par value $0.001 per share, of which 2,726,214 shares are issued and outstanding, fully paid and non-assessable, and (ii) 5,000,000 shares of Preferred Stock, par value $0.01 per share, none of which are issued and outstanding.  As of immediately prior to the Closing, the Company has reserved an aggregate of 184,022 shares of its Common Stock for issuance under the Company's Omnibus Equity Plan (the "Plan"), of which options to purchase 178,956 shares of Common Stock have been issued and the remaining 5,066 shares remain available under the Plan.  In addition, the Company has reserved an aggregate of 101,704 shares of its Common Stock for issuance upon the exercise of outstanding warrants.

The Company has granted Participation Rights to the holders of the shares of Common Stock issued upon conversion of the Series B Convertible Preferred Stock.  The Series B investors will waive their right to participation in connection with this transaction.

Section 3.1(j):  None.

Section 3.1(k):  None.

Section 3.1(l):  None.

Section 3.1(q): The Company's corporate headquarters are located in a building owned by The Bailey Company and in which The Bailey Company also has its corporate headquarters.  The Company currently leases its executive office space of approximately 3,693 square feet from The Bailey Company for approximately $55,000 per year.  The lease expired September 30, 2009 and the Company continues to lease the space on a month to month basis.

The Bailey Company is also the owner of one franchised Good Times Drive Thru restaurant which is located in Loveland, Colorado and was the owner of one franchised restaurant in Thornton, Colorado which was closed in October 2009. The Bailey Company has entered into two franchise and management agreements with the Company.  Franchise royalties and management fees paid under those agreements totaled approximately $78,000 and $94,000 for the fiscal years ending September 30, 2009 and 2008, respectively.

On April 6, 2012, the Company entered into a financial advisory services agreement with Heathcote Capital LLC ("Heathcote"), pursuant to which Heathcote will provide the Company with exclusive financial advisory services in connection with a possible strategic transaction. Gary J. Heller, a member of the Company's Board of Directors, is the principal of Heathcote.

Section 3.1(t): The Company has granted registration rights to in connection with shares of its Common Stock issuable upon exercise of certain outstanding warrants.

Section 3.1(u):  On May 3, 2012, the Company received a letter from The NASDAQ Stock Market stating that the staff has rejected the Company's proposed compliance plan for continued listing on The NASDAQ Capital Market because no formal agreements or contracts had been yet signed with respect to a proposed acquisition or equity financing.  The Company has appealed the staff's determination by requesting a hearing before a NASDAQ Listing Qualifications Panel, which had the effect of staying the delisting of the Company's securities.  If the Panel does not grant the Company an extension to complete the transaction, the Company's securities will be delisted from NASDAQ.

ANNEX B

2008 Plan Amendment

AMENDMENT TO THE

GOOD TIMES RESTAURANTS INC.

2008 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN

                Good Times Restaurants Inc. (the "Company") previously approved and adopted the Good Times Restaurants Inc. 2008 Omnibus Equity Incentive Compensation Plan (the "2008 Plan") to promote the success and enhance the value of the Company by linking the personal interests of the 2008 Plan's participants to those of the Company's stockholders and by providing such individuals with an incentive for outstanding performance in order to help grow the Company and to generate superior returns to its stockholders.  By this Amendment, the Company desires to amend the 2008 Plan to increase the number of shares available under the 2008 Plan.

1.                   Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the 2008 Plan.

2.                   The effective date of this Amendment to the 2008 Plan shall be [________], 2012.

3.                   Section 4.1 of the 2008 Plan is amended and restated in its entirety as follows:

"Number of Shares Available for Awards.  Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be 500,000 (such total number of Shares, including such adjustment, the "Total Share Authorization").  Any Shares issued in connection with an Option or SAR shall be counted against the Total Share Authorization limit as one (1) Share for every one (1) Share issued; for Awards other than Options and SARs, any Shares issued shall be counted against the Total Share Authorization limit as two (2) Shares for every one (1) Share issued.  The maximum aggregate number of Shares that may be issued through Nonqualified Stock Options shall be equal to the Total Share Authorization.  The maximum aggregate number of Shares that may be issued through Incentive Stock Options shall be equal to the Total Share Authorization."

4.                   This Amendment shall amend only the provisions of the 2008 Plan as set forth herein.  Those provisions of the 2008 Plan not expressly amended hereby shall be considered in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized representative on this ____ day of ________, 2012.

GOOD TIMES RESTAURANTS INC.
By: _________________________________

Its: _________________________________

B-1

GOOD TIMES RESTAURANTS INC.

REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 14, 2012.

The undersigned hereby revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on September 14, 2012 and the Proxy Statement, and appoints Boyd E. Hoback and Susan M. Knutson (or either of them), the proxy of the undersigned, each with full power of substitution, to vote all shares of common stock of Good Times Restaurants Inc., a Nevada corporation (the "Company"), that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held on September 14, 2012, beginning at 9:00 a.m. Mountain Daylight Time, at the Company's corporate offices, which are located at 601 Corporate Circle, Golden, Colorado 80401, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.  The shares represented by this proxy shall be voted in the matter set forth herein.

PROPOSAL #1 - ELECTION OF DIRECTORS:  To elect seven directors of the Company to serve for the next year.

Director Nominees:

Geoffrey R. Bailey	For	[ ]	Against	[ ]	Abstain	[ ]

Neil Calvert	For	[ ]	Against	[ ]	Abstain	[ ]

David L. Dobbin	For	[ ]	Against	[ ]	Abstain	[ ]

Boyd E. Hoback	For	[ ]	Against	[ ]	Abstain	[ ]

Gary J. Heller	For	[ ]	Against	[ ]	Abstain	[ ]

Eric W. Reinhard	For	[ ]	Against	[ ]	Abstain	[ ]

Alan A. Teran	For	[ ]	Against	[ ]	Abstain	[ ]

PROPOSAL #2 - APPROVAL OF INVESTMENT TRANSACTION:  To approve a $2,000,001.48 equity investment in the Company through the issuance of 473,934 Shares of newly designated Series C Convertible Preferred Stock of the Company at a purchase price of $4.22 per share, to Small Island Investments Limited, a Bermuda corporation, referred to herein as the "Investment Transaction".

For	[ ]	Against	[ ]	Abstain	[ ]

PROPOSAL #3 - APPROVAL OF 2008 PLAN AMENDMENT:  To approve an amendment to the Company's 2008 Omnibus Equity Incentive Compensation Plan to increase the number of shares of the Company's common stock available for issuance thereunder to a total of 500,000 shares, referred to herein as the "2008 Plan Amendment".

For	[ ]	Against	[ ]	Abstain	[ ]

This proxy when properly executed will be voted in the manner directed by the undersigned.

If this proxy is properly executed but no voting directions are given, this proxy will be voted "For" the election of each of the director nominees set forth above and "For" the approval of each of Proposals #2 and #3 set forth above.

This proxy also confers discretionary authority to the proxies to vote on any other matters that may properly be presented at the meeting.  As of the date of the accompanying Proxy Statement, the Company did not know of any other matters to be presented at the meeting.  If any other matters are properly presented at the meeting, this proxy will be voted in accordance with the recommendations of the Company's Board of Directors.

Please sign exactly as your name appears below.  When joint tenants hold shares, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by the president or other authorized officer.  If a partnership or limited liability company, please sign in such name by an authorized person.

Please complete, date and sign this proxy card and return it promptly in the accompanying envelope.

Shares Owned: _____________________________                 Dated: ____________________________

________________________________________                   __________________________________

Signature of Shareholder                                                                         Signature (if held jointly)

(Sign exactly as name appears on stock certificate